UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
16	Information About Your Fund's Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.88% and 1.26% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,308	$9,613	$11,597	$12,037	$13,508
	Average annual total return	–6.92%	–3.87%	5.06%	3.78%	3.05%
MSCI World Index	Growth of $10,000	$7,949	$8,566	$12,249	$14,469	$24,806
	Average annual total return	–20.51%	–14.34%	7.00%	7.67%	9.51%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$8,965	$8,971	$9,722	$10,446	$11,654
	Average annual total return	–10.35%	–10.29%	–0.93%	0.88%	1.54%
Blended Index	Growth of $10,000	$8,263	$8,715	$11,553	$13,318	$20,199
	Average annual total return	–17.37%	–12.85%	4.93%	5.90%	7.28%
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,290	$9,575	$11,474	$11,839	$13,105
	Average annual total return	–7.10%	–4.25%	4.69%	3.43%	2.74%
MSCI World Index	Growth of $10,000	$7,949	$8,566	$12,249	$14,469	$24,806
	Average annual total return	–20.51%	–14.34%	7.00%	7.67%	9.51%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$8,965	$8,971	$9,722	$10,446	$11,654
	Average annual total return	–10.35%	–10.29%	–0.93%	0.88%	1.54%
Blended Index	Growth of $10,000	$8,263	$8,715	$11,553	$13,318	$20,199
	Average annual total return	–17.37%	–12.85%	4.93%	5.90%	7.28%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	6/30/22	12/31/21
Real Asset	38%	44%
DWS Enhanced Commodity Strategy Fund	15%	16%
DWS RREEF Global Infrastructure Fund	13%	12%
DWS RREEF Real Estate Securities Fund	8%	11%
iShares Global Infrastructure ETF	2%	4%
DWS RREEF Global Real Estate Securities Fund	—	1%
Alternative Fixed Income	19%	20%
DWS Floating Rate Fund	9%	8%
iShares JP Morgan USD Emerging Markets Bond ETF	4%	5%
DWS Emerging Markets Fixed Income Fund	3%	5%
SPDR Blackstone Senior Loan ETF	3%	2%
Alternative Equity	13%	20%
SPDR Bloomberg Convertible Securities ETF	10%	14%
iShares Preferred & Income Securities ETF	3%	6%
Absolute Return	7%	7%
DWS Global Macro Fund	7%	7%
Cash Equivalents	23%	9%
DWS ESG Liquidity Fund	12%	7%
DWS Central Cash Management Government Fund	11%	2%
	100%	100%

*
During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars.
Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure.
Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Fabian Degen, CFA, Senior Portfolio Manager Multi Asset and Solutions
Portfolio Managers

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Mutual Funds 55.3%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,199,995	14,277,970
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	6,944,096	66,038,351
DWS Floating Rate Fund "Institutional" (a)	5,114,205	37,589,410
DWS Global Macro Fund "Institutional" (a)	3,238,729	31,318,513
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,308,671	55,122,453
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,666,409	34,694,643
Total Mutual Funds (Cost $234,572,705)		239,041,340
Exchange-Traded Funds 21.9%
iShares Global Infrastructure ETF	141,313	6,606,383
iShares JP Morgan USD Emerging Markets Bond ETF	210,018	17,918,736
iShares Preferred & Income Securities ETF	459,281	15,101,159
	Shares	Value ($)
SPDR Blackstone Senior Loan ETF	280,331	11,672,983
SPDR Bloomberg Convertible Securities ETF	672,354	43,407,174
Total Exchange-Traded Funds (Cost $90,764,750)		94,706,435
Cash Equivalents 23.0%
DWS Central Cash Management Government Fund, 1.36% (a) (b)	45,983,907	45,983,907
DWS ESG Liquidity Fund "Institutional", 1.42% (a) (b)	53,706,098	53,668,504
Total Cash Equivalents (Cost $99,679,231)		99,652,411

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $425,016,686)	100.2	433,400,186
Other Assets and Liabilities, Net	(0.2)	(763,826)
Net Assets	100.0	432,636,360
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Mutual Funds 55.3%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
24,615,718	541,580	4,657,800	(1,516,194)	(4,705,334)	541,581	—	2,199,995	14,277,970
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
79,225,180	101,205	26,847,600	(3,573,129)	17,132,695	101,205	—	6,944,096	66,038,351
DWS Floating Rate Fund "Institutional" (a)
39,810,871	679,859	—	—	(2,901,320)	675,837	—	5,114,205	37,589,410
DWS Global Macro "Institutional" (a)
33,828,146	290,781	—	—	(2,800,414)	290,781	—	3,238,729	31,318,513
DWS RREEF Global Infrastructure Fund "Institutional" (a)
61,417,258	1,246,983	3,568,400	187,071	(4,160,459)	396,347	854,659	3,308,671	55,122,453
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)
5,306,244	—	4,971,737	659,986	(994,493)	—	—	—	—
DWS RREEF Real Estate Securities Fund "Institutional" (a)
52,375,661	8,238,404	14,257,000	93,872	(11,756,294)	244,656	777,447	1,666,409	34,694,643
Cash Equivalents 23.0%
DWS Central Cash Management Government Fund, 1.36% (a) (b)
11,467,666	90,344,963	55,828,722	—	—	62,019	—	45,983,907	45,983,907
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
DWS ESG Liquidity Fund, 1.42% (a) (b)
31,709,226	21,983,889	—	—	(24,611)	122,288	—	53,706,098	53,668,504
339,755,970	123,427,664	110,131,259	(4,148,394)	(10,210,230)	2,434,714	1,632,106	122,162,110	338,693,751

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 239,041,340	$ —	$ —	$ 239,041,340
Exchange-Traded Funds	94,706,435	—	—	94,706,435
Short-Term Investments	99,652,411	—	—	99,652,411
Total	$433,400,186	$—	$—	$433,400,186
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated Underlying Funds, at value (cost $90,764,750)	$ 94,706,435
Investments in affiliated Underlying Funds, at value (cost $334,251,936)	338,693,751
Receivable for Fund shares sold	37,733
Interest receivable	36,216
Other assets	3,409
Total assets	433,477,544
Liabilities
Payable for Fund shares redeemed	508,512
Accrued management fee	37,690
Accrued Trustees' fees	444
Other accrued expenses and payables	294,538
Total liabilities	841,184
Net assets, at value	$432,636,360
Net Assets Consist of
Distributable earnings (loss)	6,559,161
Paid-in capital	426,077,199
Net assets, at value	$432,636,360
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($44,201,497 ÷ 3,384,251 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.06
Class B
Net Asset Value, offering and redemption price per share ($388,434,863 ÷ 29,720,171 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.07
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends	$ 1,389,828
Income distributions from affiliated Underlying Funds	2,434,714
Total income	3,824,542
Expenses:
Management fee	234,478
Administration fee	227,444
Services to shareholders	649
Record keeping fee (Class B)	286,889
Distribution service fee (Class B)	527,950
Custodian fee	3,107
Professional fees	38,485
Reports to shareholders	14,014
Registration fees	43
Trustees' fees and expenses	10,758
Other	5,855
Total expenses	1,349,672
Net investment income	2,474,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(4,148,394)
Sale of non-affiliated Underlying Funds	4,072,806
Capital gain distributions from affiliated Underlying Funds	1,632,106
1,556,518
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(10,210,230)
Non-affiliated Underlying Funds	(27,492,014)
(37,702,244)
Net gain (loss)	(36,145,726)
Net increase (decrease) in net assets resulting from operations	$(33,670,856)
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 2,474,870	$ 31,022,107
Net realized gain (loss)	1,556,518	16,184,613
Change in net unrealized appreciation (depreciation)	(37,702,244)	8,533,545
Net increase (decrease) in net assets resulting from operations	(33,670,856)	55,740,265
Distributions to shareholders:
Class A	(3,486,882)	(808,613)
Class B	(29,085,224)	(7,405,682)
Total distributions	(32,572,106)	(8,214,295)
Fund share transactions:
Class A
Proceeds from shares sold	3,979,247	8,392,486
Reinvestment of distributions	3,486,882	808,613
Payments for shares redeemed	(3,765,331)	(2,937,240)
Net increase (decrease) in net assets from Class A share transactions	3,700,798	6,263,859
Class B
Proceeds from shares sold	11,388,527	11,611,634
Reinvestment of distributions	29,085,224	7,405,682
Payments for shares redeemed	(39,917,866)	(42,234,997)
Net increase (decrease) in net assets from Class B share transactions	555,885	(23,217,681)
Increase (decrease) in net assets	(61,986,279)	30,572,148
Net assets at beginning of period	494,622,639	464,050,491
Net assets at end of period	$432,636,360	$494,622,639

Other Information
Class A
Shares outstanding at beginning of period	3,126,054	2,699,800
Shares sold	275,016	573,373
Shares issued to shareholders in reinvestment of distributions	250,494	56,428
Shares redeemed	(267,313)	(203,547)
Net increase (decrease) in Class A shares	258,197	426,254
Shares outstanding at end of period	3,384,251	3,126,054
Class B
Shares outstanding at beginning of period	29,598,447	31,208,785
Shares sold	811,750	791,155
Shares issued to shareholders in reinvestment of distributions	2,086,458	516,435
Shares redeemed	(2,776,484)	(2,917,928)
Net increase (decrease) in Class B shares	121,724	(1,610,338)
Shares outstanding at end of period	29,720,171	29,598,447
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 9

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.13	$13.70	$13.35	$12.10	$13.61	$12.97
Income (loss) from investment operations:
Net investment income[a]	.10	1.04	.29	.40	.61	.33
Net realized and unrealized gain (loss)	(1.08)	.69	.40	1.35	(1.84)	.62
Total from investment operations	(.98)	1.73	.69	1.75	(1.23)	.95
Less distributions from:
Net investment income	(1.08)	(.30)	(.34)	(.50)	(.28)	(.31)
Net realized gains	(.01)	—	—	—	—	—
Total distributions	(1.09)	(.30)	(.34)	(.50)	(.28)	(.31)
Net asset value, end of period	$13.06	$15.13	$13.70	$13.35	$12.10	$13.61
Total Return (%)[b]	(6.92)*	12.74	5.71	14.68[c]	(9.14)[c]	7.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	47	37	34	26	27
Ratio of expenses before expense reductions (%)[d,e]	.23**	.23	.23	.56	.73	.64
Ratio of expenses after expense reductions (%)[d,e]	.23**	.23	.23	.23	.16	.19
Ratio of net investment income (%)	1.41**	7.13	2.29	3.09	4.78	2.50
Portfolio turnover rate (%)	3*	19	18	10	32	55

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.11	$13.68	$13.34	$12.09	$13.59	$12.96
Income (loss) from investment operations:
Net investment income[a]	.07	.93	.24	.37	.62	.31
Net realized and unrealized gain (loss)	(1.08)	.75	.41	1.34	(1.88)	.59
Total from investment operations	(1.01)	1.68	.65	1.71	(1.26)	.90
Less distributions from:
Net investment income	(1.02)	(.25)	(.31)	(.46)	(.24)	(.27)
Net realized gains	(.01)	—	—	—	—	—
Total distributions	(1.03)	(.25)	(.31)	(.46)	(.24)	(.27)
Net asset value, end of period	$13.07	$15.11	$13.68	$13.34	$12.09	$13.59
Total Return (%)[b]	(7.10)*	12.35[c]	5.32[c]	14.35[c]	(9.35)[c]	7.01[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388	447	427	349	208	157
Ratio of expenses before expense reductions (%)[d,e]	.61**	.61	.61	.92	1.08	.93
Ratio of expenses after expense reductions (%)[d,e]	.61**	.60	.59	.52	.45	.48
Ratio of net investment income (%)	1.02**	6.37	1.94	2.90	4.85	2.31
Portfolio turnover rate (%)	3*	19	18	10	32	55

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2022, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $430,773,307. The net unrealized appreciation for all investments based on tax cost was $2,626,879. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $26,863,557 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $24,236,678.

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $11,098,812 and $54,302,537, respectively. Purchases and sales of Non-affiliated ETFs aggregated $0 and $37,146,914, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 13

Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At June 30, 2022, the Fund held approximately 5% of DWS Central Cash Management Government Fund, 28% of DWS Emerging Markets Fixed Income Fund, 10% of DWS ESG Liquidity Fund, 27% of DWS Floating Rate Fund and 15% of DWS Global Macro Fund.
For the period from January 1, 2022 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class B	1.41%
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $227,444, of which $35,963 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 111	$ 35
Class B	176	56
	$ 287	$ 91
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee aggregated $527,950, of which $83,329 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $579, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

D.
Ownership of the Fund
At June 30, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 78% and 19%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 81% and 11%, respectively.
E.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 15

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 930.80	$ 929.00
Expenses Paid per $1,000*	$ 1.10	$ 2.92
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,023.65	$ 1,021.77
Expenses Paid per $1,000*	$ 1.15	$ 3.06

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.61%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2021.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

18 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, from inception through October 1, 2019, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 19

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

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Notes

Notes

Notes

VS2AAA-3 (R-028379-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.78% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,177	$8,989	$10,215	$11,885	$18,039
	Average annual total return	–18.23%	–10.11%	0.71%	3.51%	6.08%
Russell 1000® Value Index	Growth of $10,000	$8,714	$9,318	$12,205	$14,135	$27,139
	Average annual total return	–12.86%	–6.82%	6.87%	7.17%	10.50%
DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,158	$8,953	$10,111	$11,690	$17,485
	Average annual total return	–18.42%	–10.47%	0.37%	3.17%	5.75%
Russell 1000® Value Index	Growth of $10,000	$8,714	$9,318	$12,205	$14,135	$27,139
	Average annual total return	–12.86%	–6.82%	6.87%	7.17%	10.50%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
Information Technology	28%	30%
Health Care	26%	23%
Financials	12%	12%
Consumer Discretionary	10%	10%
Communication Services	8%	8%
Materials	6%	2%
Consumer Staples	4%	9%
Industrials	3%	5%
Energy	3%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 99.5%
Communication Services 8.0%
Interactive Media & Services 5.2%
Alphabet, Inc. "A"*	2,839	6,186,919
Media 2.8%
Fox Corp. "A"	103,898	3,341,360
Consumer Discretionary 10.5%
Hotels, Restaurants & Leisure 1.1%
Boyd Gaming Corp.	26,046	1,295,788
Household Durables 4.3%
D.R. Horton, Inc.	46,905	3,104,642
Garmin Ltd.	21,344	2,097,048
		5,201,690
Internet & Direct Marketing Retail 0.9%
eBay, Inc.	25,213	1,050,626
Specialty Retail 3.7%
AutoNation, Inc.*	10,239	1,144,311
Bath & Body Works, Inc.	16,871	454,167
Best Buy Co., Inc.	9,653	629,279
Lowe's Companies, Inc.	8,577	1,498,145
Signet Jewelers Ltd.	13,238	707,703
		4,433,605
Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.*	13,699	561,796
Consumer Staples 3.8%
Food & Staples Retailing 1.0%
Kroger Co.	24,682	1,168,199
Food Products 1.5%
The J.M. Smucker Co.	3,697	473,253
Tyson Foods, Inc. "A"	15,522	1,335,823
		1,809,076
Tobacco 1.3%
Altria Group, Inc.	36,661	1,531,330
Energy 2.6%
Oil, Gas & Consumable Fuels
ConocoPhillips	6,906	620,228
Coterra Energy, Inc.	11,491	296,353
EOG Resources, Inc.	7,674	847,516
ONEOK, Inc.	7,172	398,046
Pioneer Natural Resources Co.	4,388	978,875
		3,141,018
Financials 12.2%
Banks 4.8%
Bank of America Corp.	39,264	1,222,288
JPMorgan Chase & Co.	24,931	2,807,480
U.S. Bancorp.	38,505	1,772,000
		5,801,768
	Shares	Value ($)
Capital Markets 1.5%
Bank of New York Mellon Corp.	17,891	746,234
State Street Corp.	18,006	1,110,070
		1,856,304
Consumer Finance 5.9%
Capital One Financial Corp.	26,986	2,811,671
Discover Financial Services	29,016	2,744,333
Synchrony Financial	52,661	1,454,497
		7,010,501
Health Care 25.8%
Biotechnology 7.3%
AbbVie, Inc.	16,721	2,560,988
Biogen, Inc.*	3,789	772,729
Gilead Sciences, Inc.	18,899	1,168,147
Regeneron Pharmaceuticals, Inc.*	5,769	3,410,229
Vertex Pharmaceuticals, Inc.*	2,807	790,985
		8,703,078
Health Care Equipment & Supplies 0.6%
Hologic, Inc.*	11,235	778,586
Health Care Providers & Services 3.5%
HCA Healthcare, Inc.	5,855	983,991
Laboratory Corp. of America Holdings	7,807	1,829,649
Quest Diagnostics, Inc.	8,128	1,080,861
Tenet Healthcare Corp.*	5,220	274,363
		4,168,864
Pharmaceuticals 14.4%
Bristol-Myers Squibb Co.	82,802	6,375,754
Johnson & Johnson	35,367	6,277,996
Merck & Co., Inc.	5,774	526,416
Pfizer, Inc.	78,154	4,097,614
		17,277,780
Industrials 3.2%
Air Freight & Logistics
C.H. Robinson Worldwide, Inc.	3,851	390,376
Expeditors International of Washington, Inc.	34,804	3,391,998
		3,782,374
Information Technology 27.7%
Communications Equipment 1.5%
Cisco Systems, Inc.	41,945	1,788,535
Electronic Equipment, Instruments & Components 1.1%
Flex Ltd.*	21,107	305,418
Jabil, Inc.	18,459	945,286
		1,250,704
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

	Shares	Value ($)
IT Services 8.5%
Amdocs Ltd.	40,141	3,344,147
Cognizant Technology Solutions Corp. "A"	34,582	2,333,939
International Business Machines Corp.	10,776	1,521,463
SS&C Technologies Holdings, Inc.	50,970	2,959,828
		10,159,377
Semiconductors & Semiconductor Equipment 7.4%
Applied Materials, Inc.	16,681	1,517,638
Broadcom, Inc.	3,615	1,756,203
KLA Corp.	3,164	1,009,569
Lam Research Corp.	1,919	817,782
Micron Technology, Inc.	31,012	1,714,343
QUALCOMM, Inc.	13,181	1,683,741
Teradyne, Inc.	4,427	396,438
		8,895,714
Software 5.3%
Microsoft Corp.	16,961	4,356,094
Oracle Corp.	28,708	2,005,828
		6,361,922
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	27,930	3,818,589
Hewlett Packard Enterprise Co.	24,999	331,487
HP, Inc.	15,858	519,825
		4,669,901
	Shares	Value ($)
Materials 5.7%
Chemicals 3.5%
LyondellBasell Industries NV "A"	32,494	2,841,925
Olin Corp.	24,016	1,111,461
The Mosaic Co.	5,622	265,527
		4,218,913
Containers & Packaging 0.3%
Westrock Co.	8,118	323,421
Metals & Mining 1.9%
Freeport-McMoRan, Inc.	22,840	668,298
Nucor Corp.	15,575	1,626,186
		2,294,484
Total Common Stocks (Cost $125,474,658)		119,063,633
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.36% (a) (Cost $614,674)	614,674	614,674

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $126,089,332)	100.0	119,678,307
Other Assets and Liabilities, Net	0.0	2,110
Net Assets	100.0	119,680,417
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (a) (b)
763,000	—	763,000 (c)	—	—	97	—	—	—
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 1.36% (a)
572,173	4,899,595	4,857,094	—	—	1,327	—	614,674	614,674
1,335,173	4,899,595	5,620,094	—	—	1,424	—	614,674	614,674

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 119,063,633	$ —	$ —	$ 119,063,633
Short-Term Investments	614,674	—	—	614,674
Total	$119,678,307	$—	$—	$119,678,307

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $125,474,658)	$ 119,063,633
Investment in DWS Central Cash Management Government Fund (cost $614,674)	614,674
Cash	10,000
Receivable for Fund shares sold	4,431
Dividends receivable	162,508
Interest receivable	598
Other assets	1,556
Total assets	119,857,400
Liabilities
Payable for Fund shares redeemed	55,465
Accrued management fee	44,110
Accrued Trustees' fees	30
Other accrued expenses and payables	77,378
Total liabilities	176,983
Net assets, at value	$119,680,417
Net Assets Consist of
Distributable earnings (loss)	(6,748,571)
Paid-in capital	126,428,988
Net assets, at value	$119,680,417
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($117,086,266 ÷ 9,222,152 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.70
Class B
Net Asset Value, offering and redemption price per share ($2,594,151 ÷ 203,227 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.76
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends	$ 1,625,094
Income distributions — DWS Central Cash Management Government Fund	1,327
Securities lending income, net of borrower rebates	97
Total income	1,626,518
Expenses:
Management fee	408,898
Administration fee	66,105
Services to shareholders	590
Record keeping fee (Class B)	953
Distribution service fee (Class B)	3,716
Custodian fee	2,110
Professional fees	40,109
Reports to shareholders	14,149
Trustees' fees and expenses	3,287
Other	3,574
Total expenses before expense reductions	543,491
Expense reductions	(95,761)
Total expenses after expense reductions	447,730
Net investment income	1,178,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,320,337)
Change in net unrealized appreciation (depreciation) on investments	(27,007,525)
Net gain (loss)	(28,327,862)
Net increase (decrease) in net assets resulting from operations	$(27,149,074)
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 1,178,788	$ 2,352,177
Net realized gain (loss)	(1,320,337)	18,442,647
Change in net unrealized appreciation (depreciation)	(27,007,525)	13,221,244
Net increase (decrease) in net assets resulting from operations	(27,149,074)	34,016,068
Distributions to shareholders:
Class A	(4,211,106)	(2,764,720)
Class B	(84,944)	(57,047)
Total distributions	(4,296,050)	(2,821,767)
Fund share transactions:
Class A
Proceeds from shares sold	1,252,412	2,809,896
Reinvestment of distributions	4,211,106	2,764,720
Payments for shares redeemed	(6,387,429)	(16,851,304)
Net increase (decrease) in net assets from Class A share transactions	(923,911)	(11,276,688)
Class B
Proceeds from shares sold	148,429	275,751
Reinvestment of distributions	84,944	57,047
Payments for shares redeemed	(196,520)	(927,960)
Net increase (decrease) in net assets from Class B share transactions	36,853	(595,162)
Increase (decrease) in net assets	(32,332,182)	19,322,451
Net assets at beginning of period	152,012,599	132,690,148
Net assets at end of period	$119,680,417	$152,012,599

Other Information
Class A
Shares outstanding at beginning of period	9,269,906	10,025,875
Shares sold	88,065	195,672
Shares issued to shareholders in reinvestment of distributions	301,655	194,562
Shares redeemed	(437,474)	(1,146,203)
Net increase (decrease) in Class A shares	(47,754)	(755,969)
Shares outstanding at end of period	9,222,152	9,269,906
Class B
Shares outstanding at beginning of period	201,242	240,926
Shares sold	9,518	19,004
Shares issued to shareholders in reinvestment of distributions	6,050	3,989
Shares redeemed	(13,583)	(62,677)
Net increase (decrease) in Class B shares	1,985	(39,684)
Shares outstanding at end of period	203,227	201,242
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$16.05	$12.92	$16.12	$13.46	$16.64	$13.75
Income (loss) from investment operations:
Net investment income[a]	.13	.24	.28	.31	.29	.24
Net realized and unrealized gain (loss)	(3.02)	3.17	(2.47)	3.92	(1.89)	2.88
Total from investment operations	(2.89)	3.41	(2.19)	4.23	(1.60)	3.12
Less distributions from:
Net investment income	(.25)	(.28)	(.31)	(.30)	(.41)	(.23)
Net realized gains	(.21)	—	(.70)	(1.27)	(1.17)	—
Total distributions	(.46)	(.28)	(1.01)	(1.57)	(1.58)	(.23)
Net asset value, end of period	$12.70	$16.05	$12.92	$16.12	$13.46	$16.64
Total Return (%)[b]	(18.23)*	26.69	(12.16)	32.95	(10.50)	22.88[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	149	130	153	125	153
Ratio of expenses before expense reductions (%)[d]	.79**	.78	.84	.84	.84	.82
Ratio of expenses after expense reductions (%)[d]	.65**	.71	.69	.70	.72	.72
Ratio of net investment income (%)	1.74**	1.62	2.28	2.13	1.89	1.59
Portfolio turnover rate (%)	29*	99	122	111	100	97

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$16.11	$12.97	$16.17	$13.50	$16.67	$13.78
Income (loss) from investment operations:
Net investment income[a]	.10	.19	.24	.27	.24	.20
Net realized and unrealized gain (loss)	(3.03)	3.19	(2.47)	3.92	(1.88)	2.87
Total from investment operations	(2.93)	3.38	(2.23)	4.19	(1.64)	3.07
Less distributions from:
Net investment income	(.21)	(.24)	(.27)	(.25)	(.36)	(.18)
Net realized gains	(.21)	—	(.70)	(1.27)	(1.17)	—
Total distributions	(.42)	(.24)	(.97)	(1.52)	(1.53)	(.18)
Net asset value, end of period	$12.76	$16.11	$12.97	$16.17	$13.50	$16.67
Total Return (%)[b]	(18.42)*	26.27	(12.41)	32.49	(10.71)	22.45[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	4	3	4
Ratio of expenses before expense reductions (%)[d]	1.11**	1.10	1.16	1.16	1.16	1.15
Ratio of expenses after expense reductions (%)[d]	.97**	1.02	1.00	1.02	1.04	1.03
Ratio of net investment income (%)	1.42**	1.33	1.96	1.82	1.55	1.31
Portfolio turnover rate (%)	29*	99	122	111	100	97

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2022, the Fund had no securities on loan.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $126,223,013. The net unrealized depreciation for all investments based on tax cost was $6,544,706. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $8,163,698 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $14,708,404.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $39,968,664 and $44,154,901, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.600%
Next $750 million	.575%
Next $1.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Next $2.5 billion	.475%
Next $2.5 billion	.450%
Over $12.5 billion	.425%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.65%
Class B	.97%

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 93,616
Class B	2,145
$ 95,761
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $66,105, of which $9,973 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 247	$ 79
Class B	151	48
	$ 398	$ 127
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee aggregated $3,716, of which $559 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $504, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7.
D.
Ownership of the Fund
At June 30, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58% and 37%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 58% and 17%, respectively.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 15

E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

16 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 817.70	$ 815.80
Expenses Paid per $1,000*	$ 2.93	$ 4.37
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,021.57	$ 1,019.98
Expenses Paid per $1,000*	$ 3.26	$ 4.86

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.65%	.97%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 19

one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s management process that were made effective May 25, 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public

20 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Notes

Notes

VS2CUS-3 (R-028386-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Portfolio Summary
3	Portfolio Management Team
4	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
13	Information About Your Fund's Expenses
14	Proxy Voting
15	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/22	12/31/21
Repurchase Agreements	65%	17%
Government & Agency Obligations	35%	83%
	100%	100%

Weighted Average Maturity	6/30/22	12/31/21
Deutsche DWS Variable Series II —DWS Government Money Market VIP	17 days	33 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	23 days	35 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 4.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

Investment Portfolioas of June 30, 2022 (Unaudited)

	Principal Amount ($)	Value ($)
Government & Agency Obligations 35.1%
U.S. Government Sponsored Agencies 15.1%
Federal Farm Credit Bank, SOFR + 0.07%, 1.58% (a), 8/11/2022	500,000	500,003
Federal Home Loan Bank:
Step-Up Coupon, 1.02% to 9/30/2022, 2.01% to 3/30/2023	3,000,000	3,000,000
Step-Up Coupon, 1.4% to 10/28/2022, 2.5% to 4/28/2023	2,500,000	2,500,000
SOFR + 0.005%, 1.515% (a), 8/22/2022	1,500,000	1,500,000
SOFR + 0.01%, 1.52% (a), 7/19/2022	4,500,000	4,500,000
SOFR + 0.01%, 1.52% (a), 8/1/2022	1,500,000	1,500,000
SOFR + 0.01%, 1.52% (a), 8/15/2022	1,000,000	1,000,000
SOFR + 0.01%, 1.52% (a), 9/8/2022	1,500,000	1,500,000
SOFR + 0.01%, 1.52% (a), 9/30/2022	1,000,000	1,000,000
SOFR + 0.01%, 1.52% (a), 10/7/2022	2,000,000	2,000,000
SOFR + 0.01%, 1.52% (a), 11/4/2022	1,000,000	1,000,000
SOFR + 0.03%, 1.54% (a), 1/13/2023	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes, 1.403% (b), 8/9/2022	2,000,000	1,996,966
Federal Home Loan Mortgage Corp.:
SOFR + 0.005%, 1.515% (a), 8/4/2022	3,750,000	3,750,000
SOFR + 0.095%, 1.605% (a), 8/19/2022	1,500,000	1,500,000
		29,246,969
U.S. Treasury Obligations 20.0%
U.S. Treasury Bills:
0.081% (b), 8/11/2022	1,875,000	1,874,829
0.223% (b), 7/7/2022	1,000,000	999,963
0.244% (b), 12/1/2022	5,000,000	4,994,900
0.605% (b), 9/1/2022	3,000,000	2,996,926
0.616% (b), 9/1/2022	3,000,000	2,996,869
0.835% (b), 9/15/2022	2,000,000	1,996,536
0.836% (b), 9/15/2022	4,000,000	3,993,067
0.837% (b), 9/15/2022	2,000,000	1,996,529
1.194% (b), 2/23/2023	1,000,000	992,311
1.197% (b), 2/23/2023	1,000,000	992,291
	Principal Amount ($)	Value ($)
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield - 0.015%, 1.743% (a), 1/31/2024	3,000,000	3,003,216
3-month U.S. Treasury Bill Money Market Yield + 0.034%, 1.792% (a), 4/30/2023	1,500,000	1,502,686
3-month U.S. Treasury Bill Money Market Yield + 0.049%, 1.807% (a), 1/31/2023	7,000,000	7,004,766
3-month U.S. Treasury Bill Money Market Yield + 0.055%, 1.813% (a), 7/31/2022	3,500,000	3,500,107
		38,844,996
Total Government & Agency Obligations (Cost $68,091,965)		68,091,965
Repurchase Agreements 64.4%
BNP Paribas, 1.47%, dated 6/30/2022, to be repurchased at $27,371,118 on 7/1/2022 (c)	27,370,000	27,370,000
Citigroup Global Markets, Inc., 1.52%, dated 6/30/2022, to be repurchased at $22,950,969 on 7/1/2022 (d)	22,950,000	22,950,000
Fixed Income Clearing Corp., 1.47%, dated 6/30/2022, to be repurchased at $40,001,633 on 7/1/2022 (e)	40,000,000	40,000,000
JPMorgan Securities, Inc., 1.48%, dated 6/30/2022, to be repurchased at $34,801,431 on 7/1/2022 (f)	34,800,000	34,800,000
Total Repurchase Agreements (Cost $125,120,000)		125,120,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $193,211,965)	99.5	193,211,965
Other Assets and Liabilities, Net	0.5	1,028,830
Net Assets	100.0	194,240,795

(a)	Floating rate security. These securities are shown at their current rate as of June 30, 2022.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
34,548,000	U.S. Treasury Bonds	2.25	8/15/2046	27,917,405

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,306,800	U.S. Treasury Notes	3–3.25	6/30/2024–6/30/2027	23,408,719
400	U.S. Treasury Bonds	1.875–2	8/15/2051–11/15/2051	301
Total Collateral Value				23,409,020

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
40,800,070	U.S. Treasury Inflation-Indexed Bonds	0.125	1/15/2032	41,373,600

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
86,603,236	U.S. Treasury STRIPS	Zero Coupon	8/15/2025–2/15/2051	35,496,000

SOFR: Secured Overnight Financing Rate
STRIPS: Separate Trading of Registered Interest and Principal Securities
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$ —	$ 68,091,965	$ —	$ 68,091,965
Repurchase Agreements	—	125,120,000	—	125,120,000
Total	$—	$193,211,965	$—	$193,211,965

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in securities, valued at amortized cost	$ 68,091,965
Repurchase agreements, valued at amortized cost	125,120,000
Cash	13,235
Receivable for Fund shares sold	1,427,736
Interest receivable	78,704
Other assets	1,516
Total assets	194,733,156
Liabilities
Payable for Fund shares redeemed	264,517
Distributions payable	76,121
Accrued management fee	38,086
Accrued Trustees' fees	1,073
Other accrued expenses and payables	112,564
Total liabilities	492,361
Net assets, at value	$194,240,795
Net Assets Consist of
Distributable earnings (loss)	4,083
Paid-in capital	194,236,712
Net assets, at value	$194,240,795
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($194,240,795 ÷ 194,311,928 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Interest	$ 406,744
Expenses:
Management fee	228,893
Administration fee	94,479
Services to shareholders	1,482
Custodian fee	2,353
Professional fees	30,294
Reports to shareholders	31,740
Trustees' fees and expenses	6,168
Other	4,412
Total expenses before expense reductions	399,821
Expense reductions	(151,993)
Total expenses after expense reductions	247,828
Net investment income	158,916
Net realized gain (loss) from investments	(2,400)
Net increase (decrease) in net assets resulting from operations	$156,516
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 158,916	$ 15,954
Net realized gain (loss)	(2,400)	(29)
Net increase (decrease) in net assets resulting from operations	156,516	15,925
Distributions to shareholders:
Class A	(158,917)	(15,954)
Fund share transactions:
Class A
Proceeds from shares sold	97,307,963	187,035,970
Reinvestment of distributions	83,653	15,781
Payments for shares redeemed	(99,880,761)	(143,576,595)
Net increase (decrease) in net assets from Class A share transactions	(2,489,145)	43,475,156
Increase (decrease) in net assets	(2,491,546)	43,475,127
Net assets at beginning of period	196,732,341	153,257,214
Net assets at end of period	$194,240,795	$196,732,341

Other Information
Class A
Shares outstanding at beginning of period	196,801,073	153,325,917
Shares sold	97,307,963	187,035,970
Shares issued to shareholders in reinvestment of distributions	83,653	15,781
Shares redeemed	(99,880,761)	(143,576,595)
Net increase (decrease) in Class A shares	(2,489,145)	43,475,156
Shares outstanding at end of period	194,311,928	196,801,073
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

Financial Highlights
DWS Government Money Market VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.001	.000*	.002	.018	.014	.005
Net realized gain (loss)	(.000)*	(.000)*	.000*	.000*	(.000)*	.000*
Total from investment operations	.001	.000*	.002	.018	.014	.005
Less distributions from:
Net investment income	(.001)	(.000)*	(.002)	(.018)	(.014)	(.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.08a**	.01[a]	.24[a]	1.77[a]	1.39[a]	.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	197	153	122	107	111
Ratio of expenses before expense reductions (%)[b]	.41***	.42	.42	.47	.50	.48
Ratio of expenses after expense reductions (%)[b]	.25***	.06	.23	.47	.50	.48
Ratio of net investment income (%)	.16***	.01	.20	1.74	1.37	.45

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of June 30, 2022, the Fund held repurchase agreements with a gross value of $125,120,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $29 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes of $193,211,965.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of Class A.
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for Class A were $151,993.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $94,479, of which $15,721 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC aggregated $1,271, of which $447 is unpaid.

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $404, of which $31 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At June 30, 2022, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56%, 10% and 10%, respectively.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Although interest rates in the U.S. remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A
Beginning Account Value 1/1/22	$1,000.00
Ending Account Value 6/30/22	$1,000.80
Expenses Paid per $1,000*	$1.24
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/22	$1,000.00
Ending Account Value 6/30/22	$1,023.55
Expenses Paid per $1,000*	$1.25

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.25%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2020, the Fund’s gross performance (Class A shares) was in the 4th quartile and 3rd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). Based on Broadridge data provided as of December 31, 2020, the Board noted that the Fund’s Class A shares total (net) operating expenses were lower than the median (1st quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

Notes

Notes

VS2GMM-3 (R-028387-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Portfolio Summary
6	Portfolio Management Team
7	Investment Portfolio
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Information About Your Fund's Expenses
34	Liquidity Risk Management
34	Proxy Voting
35	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.62% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,464	$8,691	$10,763	$12,236	$17,884
	Average annual total return	–15.36%	–13.09%	2.48%	4.12%	5.99%
MSCI All Country World Index	Growth of $10,000	$7,982	$8,425	$11,981	$14,028	$23,154
	Average annual total return	–20.18%	–15.75%	6.21%	7.00%	8.76%
Blended Index 60/40	Growth of $10,000	$8,361	$8,645	$11,180	$12,702	$18,257
	Average annual total return	–16.39%	–13.55%	3.79%	4.90%	6.20%
Bloomberg U.S. Universal Index	Growth of $10,000	$8,907	$8,911	$9,720	$10,476	$11,988
	Average annual total return	–10.93%	–10.89%	–0.94%	0.94%	1.83%

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$8,455	$8,662	$10,672	$11,383
	Average annual total return	–15.45%	–13.38%	2.19%	3.16%
MSCI All Country World Index	Growth of $10,000	$7,982	$8,425	$11,981	$12,616
	Average annual total return	–20.18%	–15.75%	6.21%	5.74%
Blended Index 60/40	Growth of $10,000	$8,361	$8,645	$11,180	$11,940
	Average annual total return	–16.39%	–13.55%	3.79%	6.66%
Bloomberg U.S. Universal Index	Growth of $10,000	$8,907	$8,911	$9,720	$10,547
	Average annual total return	–10.93%	–10.89%	–0.94%	1.29%
The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.
‡	Total returns shown for periods less than one year are not annualized.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Equity	64%	65%
Common Stocks	59%	60%
Exchange-Traded Funds	3%	3%
Preferred Stocks	2%	2%
Warrants	0%	0%
Fixed Income	34%	32%
Corporate Bonds	18%	23%
Government & Agency Obligations	7%	1%
Asset-Backed	5%	3%
Commercial Mortgage-Backed Securities	2%	2%
Short-Term U.S. Treasury Obligation	1%	1%
Collateralized Mortgage Obligations	1%	2%
Mortgage-Backed Securities Pass-Throughs	0%	0%
Cash Equivalents	2%	3%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (As a % of Equities, Preferred Securities, Warrants and Corporate Bonds)	6/30/22	12/31/21
Financials	21%	23%
Information Technology	17%	20%
Health Care	11%	9%
Energy	9%	6%
Communication Services	8%	10%
Industrials	8%	6%
Consumer Staples	7%	5%
Consumer Discretionary	7%	8%
Utilities	5%	5%
Materials	4%	4%
Real Estate	3%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
United States	64%	63%
Canada	5%	4%
Japan	4%	5%
United Kingdom	3%	4%
Cayman Islands	3%	1%
Switzerland	2%	3%
Germany	2%	2%
France	2%	2%
Netherlands	1%	2%
Australia	1%	1%
Hong Kong	1%	0%
Ireland	1%	1%
Other	11%	12%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Di Kumble, CFA, Senior Portfolio Manager Equity
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Managers

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 59.1%
Communication Services 4.4%
Diversified Telecommunication Services 1.4%
BCE, Inc.	4,450	218,732
Deutsche Telekom AG (Registered)	7,238	143,757
Telefonica Brasil SA (ADR)	9,700	87,882
Telefonica Deutschland Holding AG	70,226	201,449
Telenor ASA	11,090	147,223
Telstra Corp., Ltd.	62,904	166,876
TELUS Corp.	7,778	173,241
Verizon Communications, Inc.	6,894	349,870
		1,489,030
Entertainment 0.3%
AMC Entertainment Holdings, Inc. "A"* (a)	2,800	37,940
Embracer Group AB*	3,880	29,688
iQIYI, Inc. (ADR)*	8,600	36,120
Koei Tecmo Holdings Co., Ltd.	3,500	112,745
Netflix, Inc.*	400	69,948
Nintendo Co., Ltd.	156	67,671
		354,112
Interactive Media & Services 2.0%
Alphabet, Inc. "A"*	300	653,778
Alphabet, Inc. "C"*	289	632,173
JOYY, Inc. (ADR)	5,200	155,272
Kanzhun Ltd. (ADR)*	3,700	97,236
Match Group, Inc.*	1,200	83,628
Meta Platforms, Inc. "A"*	2,100	338,625
Snap, Inc. "A"*	4,800	63,024
Twitter, Inc.*	3,400	127,126
Zillow Group, Inc. "C"*	2,000	63,500
		2,214,362
Media 0.4%
Comcast Corp. "A"	7,638	299,715
Interpublic Group of Companies, Inc.	3,992	109,900
		409,615
Wireless Telecommunication Services 0.3%
SoftBank Corp.	20,601	228,705
Vodafone Group PLC	39,347	60,875
		289,580
Consumer Discretionary 4.4%
Automobiles 1.0%
Ford Motor Co.	2,600	28,938
Tesla, Inc.*	1,018	685,542
Volkswagen AG	2,704	389,139
		1,103,619
	Shares	Value ($)
Hotels, Restaurants & Leisure 0.5%
Airbnb, Inc. "A"*	1,000	89,080
Caesars Entertainment, Inc.*	700	26,810
Evolution AB 144A	339	30,765
McDonald's Corp.	710	175,285
Restaurant Brands International, Inc.	1,812	90,895
Starbucks Corp.	889	67,911
		480,746
Household Durables 0.2%
Garmin Ltd.	942	92,551
Open House Group Co., Ltd.	3,800	150,961
		243,512
Internet & Direct Marketing Retail 1.3%
Amazon.com, Inc.*	7,720	819,941
DoorDash, Inc. "A"*	700	44,919
Meituan (ADR)*	3,900	194,766
Pinduoduo, Inc. (ADR)*	4,400	271,920
		1,331,546
Multiline Retail 0.2%
Target Corp.	941	132,898
Wesfarmers Ltd.	3,780	109,276
		242,174
Specialty Retail 0.9%
Hikari Tsushin, Inc.	600	61,367
Home Depot, Inc.	1,112	304,988
Lowe's Companies, Inc.	1,139	198,949
TJX Companies, Inc.	3,700	206,645
USS Co., Ltd.	11,400	197,165
		969,114
Textiles, Apparel & Luxury Goods 0.3%
Kering SA	350	180,103
NIKE, Inc. "B"	500	51,100
Pandora A/S	1,156	73,407
		304,610
Consumer Staples 5.1%
Beverages 0.6%
Coca-Cola Co.	5,382	338,581
Kirin Holdings Co., Ltd.	7,900	124,374
PepsiCo, Inc.	806	134,328
		597,283
Food & Staples Retailing 0.4%
Walgreens Boots Alliance, Inc.	3,920	148,568
Walmart, Inc.	1,643	199,756
Woolworths Group Ltd.	1,560	38,298
		386,622
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

	Shares	Value ($)
Food Products 0.2%
Nestle SA (Registered)	1,218	142,135
Wilmar International Ltd.	46,039	134,081
		276,216
Household Products 0.4%
Kimberly-Clark Corp.	855	115,553
Procter & Gamble Co.	2,240	322,090
		437,643
Personal Products 0.2%
Unilever PLC	5,441	247,855
Tobacco 3.3%
Altria Group, Inc.	29,200	1,219,684
British American Tobacco PLC	20,209	864,891
Japan Tobacco, Inc.	52,700	910,629
Philip Morris International, Inc.	5,002	493,897
		3,489,101
Energy 4.8%
Oil, Gas & Consumable Fuels
Aker BP ASA	1,603	55,331
Chevron Corp.	3,153	456,491
Enbridge, Inc.	33,400	1,410,522
Eni SpA	55,965	665,827
Exxon Mobil Corp.	7,800	667,992
ONEOK, Inc.	3,400	188,700
Phillips 66	2,000	163,980
Suncor Energy, Inc.	3,500	122,794
TC Energy Corp.	4,795	248,392
TotalEnergies SE	11,353	597,703
Valero Energy Corp.	3,200	340,096
Williams Companies, Inc.	9,000	280,890
		5,198,718
Financials 9.6%
Banks 3.8%
Australia & New Zealand Banking Group Ltd.	5,466	83,094
Banco Bradesco SA (ADR)	44,600	145,396
Bank Leumi Le-Israel BM	63,441	563,948
Bank of Montreal	2,184	210,018
Bank of Nova Scotia	3,515	208,027
Canadian Imperial Bank of Commerce	3,340	162,200
Commonwealth Bank of Australia	2,571	160,314
HSBC Holdings PLC	61,172	399,940
Huntington Bancshares, Inc.	65,776	791,285
JPMorgan Chase & Co.	545	61,373
KB Financial Group, Inc. (ADR)*	700	26,040
M&T Bank Corp.	200	31,878
Mizrahi Tefahot Bank Ltd.	7,401	244,726
PNC Financial Services Group, Inc.	799	126,058
	Shares	Value ($)
Signature Bank	200	35,842
Toronto-Dominion Bank	6,410	420,345
Truist Financial Corp.	2,980	141,342
U.S. Bancorp.	1,620	74,553
United Overseas Bank Ltd.	2,582	48,828
Westpac Banking Corp.	9,850	132,360
		4,067,567
Capital Markets 1.7%
BlackRock, Inc.	237	144,342
Blackstone, Inc.	8,633	787,589
Charles Schwab Corp.	1,500	94,770
CME Group, Inc.	1,200	245,640
Daiwa Securities Group, Inc.	35,100	156,456
Franklin Resources, Inc.	5,018	116,970
Macquarie Group Ltd.	309	35,080
Morgan Stanley	1,200	91,272
State Street Corp.	1,700	104,805
		1,776,924
Consumer Finance 0.0%
360 DigiTech, Inc.	2,900	50,170
Diversified Financial Services 1.6%
Apollo Global Management, Inc.	6,056	293,595
Investor AB "B"	63,097	1,038,891
Mitsubishi HC Capital, Inc.	81,200	374,235
		1,706,721
Insurance 2.5%
Ageas SV	5,739	252,185
Assicurazioni Generali SpA	4,041	64,556
AXA SA	8,698	198,666
Erie Indemnity Co. "A"	1,300	249,847
Hannover Rueck SE	2,473	359,769
Manulife Financial Corp.	10,007	173,521
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	805	189,429
Poste Italiane SpA 144A	30,908	289,269
Swiss Re AG	5,127	397,306
Zurich Insurance Group AG	1,088	472,691
		2,647,239
Health Care 7.3%
Biotechnology 0.9%
AbbVie, Inc.	3,660	560,565
Amgen, Inc.	1,292	314,344
Zai Lab Ltd. (ADR)*	1,600	55,488
		930,397
Health Care Equipment & Supplies 0.6%
Abbott Laboratories	2,058	223,602
Coloplast AS "B"	311	35,652
Intuitive Surgical, Inc.*	200	40,142
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Masimo Corp.*	1,300	169,871
Medtronic PLC	1,489	133,638
		602,905
Health Care Providers & Services 0.8%
Cigna Corp.	700	184,464
CVS Health Corp.	2,169	200,980
Elevance Health, Inc.	100	48,258
UnitedHealth Group, Inc.	894	459,185
		892,887
Life Sciences Tools & Services 0.0%
Danaher Corp.	200	50,704
Pharmaceuticals 5.0%
AstraZeneca PLC	4,390	577,513
Bayer AG (Registered)	4,486	266,738
Bristol-Myers Squibb Co.	4,939	380,303
Chugai Pharmaceutical Co., Ltd.	5,117	130,771
Eli Lilly & Co.	579	187,729
GlaxoSmithKline PLC	17,120	368,768
Hikma Pharmaceuticals PLC	4,202	82,937
Johnson & Johnson	2,156	382,711
Merck & Co., Inc.	8,486	773,669
Novartis AG (Registered)	2,698	228,016
Novo Nordisk AS "B"	2,998	333,530
Pfizer, Inc.	14,467	758,505
Roche Holding AG (Genusschein)	703	234,604
Sanofi	2,526	253,890
Takeda Pharmaceutical Co., Ltd.	13,473	379,005
		5,338,689
Industrials 4.6%
Aerospace & Defense 0.3%
Lockheed Martin Corp.	200	85,992
Raytheon Technologies Corp.	2,115	203,273
		289,265
Air Freight & Logistics 0.4%
Deutsche Post AG (Registered)	3,775	141,844
United Parcel Service, Inc. "B"	1,602	292,429
		434,273
Commercial Services & Supplies 0.1%
Quad Graphics, Inc.*	2	5
Secom Co., Ltd.	1,900	117,335
		117,340
Electrical Equipment 0.3%
ABB Ltd. (Registered)	2,939	78,052
Eaton Corp. PLC	1,016	128,006
Emerson Electric Co.	1,626	129,332
Plug Power, Inc.*	2,100	34,797
		370,187
	Shares	Value ($)
Industrial Conglomerates 0.5%
3M Co.	1,704	220,515
Honeywell International, Inc.	699	121,493
Siemens AG (Registered)	1,391	141,198
		483,206
Machinery 1.1%
Caterpillar, Inc.	1,300	232,388
Cummins, Inc.	1,879	363,643
Deere & Co.	100	29,947
PACCAR, Inc.	5,600	461,104
Techtronic Industries Co., Ltd.	7,000	73,093
		1,160,175
Professional Services 0.8%
Adecco Group AG (Registered)	11,591	393,436
CoStar Group, Inc.*	2,700	163,107
Nihon M&A Center Holdings, Inc.	23,700	251,551
Thomson Reuters Corp.	473	49,310
		857,404
Road & Rail 0.5%
Canadian National Railway Co.	1,000	112,484
Lyft, Inc. "A"*	2,100	27,888
Nippon Express Holdings, Inc.	3,200	172,903
Uber Technologies, Inc.*	3,000	61,380
Union Pacific Corp.	941	200,697
		575,352
Trading Companies & Distributors 0.6%
Fastenal Co.	4,618	230,531
Mitsubishi Corp.	5,609	167,239
Mitsui & Co., Ltd.	10,105	222,801
		620,571
Information Technology 12.6%
Communications Equipment 0.3%
Cisco Systems, Inc.	7,724	329,351
Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	2,300	362,388
Corning, Inc.	2,005	63,178
		425,566
IT Services 2.1%
Adyen NV 144A*	65	94,581
Automatic Data Processing, Inc.	841	176,644
Block, Inc.*	1,358	83,463
Cloudflare, Inc. "A"*	1,800	78,750
Fidelity National Information Services, Inc.	400	36,668
International Business Machines Corp.	2,702	381,495
Mastercard, Inc. "A"	676	213,264
MongoDB, Inc.*	500	129,750
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Shares	Value ($)
Paychex, Inc.	3,595	409,363
PayPal Holdings, Inc.*	965	67,395
Shopify, Inc. "A"*	3,720	116,235
Snowflake, Inc. "A"*	300	41,718
Twilio, Inc. "A"*	1,207	101,159
Visa, Inc. "A"	1,400	275,646
		2,206,131
Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.*	4,300	328,821
Analog Devices, Inc.	1,144	167,127
Applied Materials, Inc.	609	55,407
ASML Holding NV	172	81,863
Broadcom, Inc.	949	461,034
Enphase Energy, Inc.*	855	166,930
Intel Corp.	1,871	69,994
KLA Corp.	479	152,839
Lam Research Corp.	256	109,094
Marvell Technology, Inc.	3,400	148,002
Micron Technology, Inc.	800	44,224
Monolithic Power Systems, Inc.	700	268,828
NVIDIA Corp.	2,548	386,251
QUALCOMM, Inc.	5,484	700,526
STMicroelectronics NV	2,708	85,220
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	800	65,400
Texas Instruments, Inc.	2,204	338,645
Tokyo Electron Ltd.	626	205,898
		3,836,103
Software 3.5%
Adobe, Inc.*	500	183,030
Autodesk, Inc.*	200	34,392
Bill.com Holdings, Inc.*	500	54,970
Crowdstrike Holdings, Inc. "A"*	961	161,986
Datadog, Inc. "A"*	400	38,096
DocuSign, Inc.*	400	22,952
HubSpot, Inc.*	200	60,130
Intuit, Inc.	430	165,739
Microsoft Corp.	7,766	1,994,542
Open Text Corp.	3,800	143,740
Oracle Corp.	2,614	182,640
Palantir Technologies, Inc. "A"*	4,400	39,908
RingCentral, Inc. "A"*	2,300	120,198
Salesforce, Inc.*	800	132,032
ServiceNow, Inc.*	558	265,340
Trade Desk, Inc. "A"*	2,950	123,576
Unity Software, Inc.*	900	33,138
Zscaler, Inc.*	300	44,853
		3,801,262
	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	17,609	2,407,502
Canon, Inc.	1,400	31,743
HP, Inc.	4,493	147,281
Samsung Electronics Co., Ltd. (GDR) REG S	235	256,385
		2,842,911
Materials 2.5%
Chemicals 1.2%
Air Products & Chemicals, Inc.	488	117,354
BASF SE	3,229	140,794
Dow, Inc.	4,934	254,644
Linde PLC	406	116,737
Nutrien Ltd.	1,970	156,887
Yara International ASA	11,796	493,288
		1,279,704
Construction Materials 0.2%
Holcim AG	3,989	170,690
Containers & Packaging 0.3%
Amcor PLC	15,493	192,578
International Paper Co.	1,131	47,310
Packaging Corp. of America	600	82,500
		322,388
Metals & Mining 0.8%
Anglo American PLC	9,636	344,649
Antofagasta PLC	7,160	100,537
Boliden AB	883	28,051
Mineral Resources Ltd.	4,431	147,173
Newmont Corp.	2,900	173,043
Nucor Corp.	600	62,646
Steel Dynamics, Inc.	400	26,460
		882,559
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs) 1.6%
Ascendas Real Estate Investment Trust	39,865	81,870
Crown Castle International Corp.	873	146,996
Iron Mountain, Inc.	5,900	287,271
Klepierre SA	3,508	67,400
Medical Properties Trust, Inc.	44,392	677,866
Nomura Real Estate Master Fund, Inc.	31	38,658
Realty Income Corp.	2,648	180,752
VICI Properties, Inc.	8,562	255,062
		1,735,875
Real Estate Management & Development 0.1%
Swire Pacific Ltd. "A"	17,000	101,349
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Utilities 2.1%
Electric Utilities 1.9%
American Electric Power Co., Inc.	767	73,586
Enel SpA	28,493	156,139
Hk Electric Investments & Hk Electric Investments Ltd.	92,000	84,425
Iberdrola SA	10,910	113,122
Power Assets Holdings Ltd.	56,500	355,546
PPL Corp.	31,235	847,406
Southern Co.	3,569	254,505
SSE PLC	7,530	148,219
Verbund AG	459	44,764
		2,077,712
Multi-Utilities 0.2%
Dominion Energy, Inc.	2,104	167,920
Sempra Energy	259	38,920
		206,840
Total Common Stocks (Cost $59,449,944)		63,255,875
Preferred Stocks 2.6%
Financials 1.7%
AGNC Investment Corp., Series C, 7.0%	14,427	323,453
Fifth Third Bancorp., Series I, 6.625%	10,000	252,100
KeyCorp., Series E, 6.125%	10,000	251,700
Morgan Stanley, Series K, 5.85%	10,000	247,300
The Goldman Sachs Group, Inc., Series J, 5.5%	17,000	415,480
Wells Fargo & Co., Series Y, 5.625%	15,000	356,550
		1,846,583
Real Estate 0.9%
Kimco Realty Corp., Series L, 5.125%	15,000	362,250
Prologis, Inc., Series Q, 8.54%	164	10,537
Simon Property Group, Inc., Series J, 8.375%	8,000	524,000
		896,787
Total Preferred Stocks (Cost $3,039,895)		2,743,370
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	14,335

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 17.5%
Communication Services 1.9%
America Movil SAB de CV, 4.375%, 4/22/2049	300,000	278,322
AT&T, Inc.:
2.25%, 2/1/2032	80,000	65,359
3.65%, 6/1/2051	100,000	78,213
Charter Communications Operating LLC:
2.25%, 1/15/2029	120,000	98,600
3.5%, 3/1/2042	57,000	39,555
3.7%, 4/1/2051	34,000	23,008
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	28,020
Grupo Televisa SAB, 5.25%, 5/24/2049	300,000	294,780
Netflix, Inc.:
4.375%, 11/15/2026	100,000	96,351
5.875%, 11/15/2028	140,000	136,879
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	145,000	132,590
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	100,000	89,223
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	300,000	251,109
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	90,000	81,675
3.3%, 2/15/2051	125,000	91,023
3.375%, 4/15/2029	115,000	100,625
3.6%, 11/15/2060	25,000	18,217
4.375%, 4/15/2040	60,000	53,558
Verizon Communications, Inc.:
2.65%, 11/20/2040	40,000	29,343
3.7%, 3/22/2061	100,000	78,542
		2,064,992
Consumer Discretionary 1.0%
Dollar General Corp., 4.125%, 4/3/2050	20,000	16,672
Ford Motor Co., 3.25%, 2/12/2032	210,000	157,059
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	230,000	195,994
2.9%, 2/16/2028	200,000	161,152
General Motors Co., 5.4%, 4/1/2048	60,000	52,194
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	62,023
3.1%, 1/12/2032	90,000	72,338
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	175,000	139,016
144A, 4.0%, 5/1/2031	125,000	103,875
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

	Principal Amount ($) (c)	Value ($)
Magallanes, Inc.:
144A, 5.05%, 3/15/2042	50,000	42,539
144A, 5.141%, 3/15/2052	60,000	50,361
		1,053,223
Consumer Staples 0.4%
Altria Group, Inc.:
3.7%, 2/4/2051	50,000	31,958
3.875%, 9/16/2046	20,000	13,454
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	28,000	26,317
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	121,000	123,580
JBS Finance Luxembourg Sarl, 144A, 2.5%, 1/15/2027	260,000	226,164
		421,473
Energy 2.1%
Cenovus Energy, Inc., 2.65%, 1/15/2032	63,000	52,101
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	204,774
Cheniere Energy Partners LP, 4.5%, 10/1/2029	175,000	156,223
Ecopetrol SA, 6.875%, 4/29/2030	300,000	265,200
Enterprise Products Operating LLC:
3.3%, 2/15/2053	90,000	65,465
4.2%, 1/31/2050	144,000	120,078
Hess Corp., 5.8%, 4/1/2047	70,000	69,812
Petroleos Mexicanos, 6.7%, 2/16/2032	622,000	474,275
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	44,196
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	625,000	531,900
REG S, 3.5%, 4/16/2029	300,000	285,872
		2,269,896
Financials 5.0%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	150,000	131,105
3.4%, 10/29/2033	150,000	118,441
Air Lease Corp., 4.125%, Perpetual (d)	200,000	143,500
Aircastle Ltd., 144A, 5.25%, Perpetual (d)	130,000	107,293
Ally Financial, Inc., 4.7%, Perpetual (d)	500,000	396,507
Ares Capital Corp., 2.875%, 6/15/2027	150,000	125,201
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	10,000	8,151
144A, 4.25%, 4/15/2026	40,000	37,042
	Principal Amount ($) (c)	Value ($)
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	158,750
Bank of America Corp.:
2.676%, 6/19/2041	60,000	43,171
2.972%, 2/4/2033	200,000	170,385
4.375%, Perpetual (d)	530,000	439,778
Bank of New York Mellon Corp.:
3.7%, Perpetual (d)	180,000	159,276
3.75%, Perpetual (d)	345,000	281,634
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	110,000	88,707
3.625%, 1/15/2026	155,000	141,240
Capital One Financial Corp., 3.95%, Perpetual (d)	350,000	280,875
Citigroup, Inc.:
2.561%, 5/1/2032	40,000	32,934
4.91%, 5/24/2033	70,000	69,071
Corebridge Financial, Inc., 144A, 4.35%, 4/5/2042	60,000	51,167
Enstar Finance LLC, 5.5%, 1/15/2042	200,000	163,446
JPMorgan Chase & Co., 3.328%, 4/22/2052	27,000	20,525
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	130,000	128,345
Liberty Mutual Group, Inc., 5.5%, 6/15/2052	50,000	47,359
Morgan Stanley:
2.484%, 9/16/2036	141,000	108,418
3.217%, 4/22/2042	30,000	23,611
PNC Financial Services Group, Inc., 3.4%, Perpetual (d)	320,000	242,983
REC Ltd., 144A, 4.75%, 5/19/2023	200,000	200,768
Societe Generale SA:
144A, 5.375%, Perpetual (d)	250,000	193,750
144A, 6.221%, 6/15/2033	225,000	214,753
The Charles Schwab Corp., Series I, 4.0%, Perpetual (d)	265,000	224,630
The Goldman Sachs Group, Inc.:
2.908%, 7/21/2042	80,000	58,414
3.8%, Perpetual (d)	170,000	132,597
Truist Financial Corp., 4.8%, Perpetual (d)	300,000	268,470
UBS Group AG, 144A, 4.375%, Perpetual (d)	200,000	146,320
Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	174,858
		5,333,475
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Health Care 1.7%
AstraZeneca PLC, 2.125%, 8/6/2050	32,000	21,366
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	90,000	70,429
Centene Corp.:
2.45%, 7/15/2028	60,000	50,042
2.625%, 8/1/2031	130,000	103,415
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	300,000	260,355
CVS Health Corp., 5.05%, 3/25/2048	175,000	167,518
DaVita, Inc., 144A, 4.625%, 6/1/2030	140,000	109,181
HCA, Inc., 5.25%, 6/15/2026	300,000	298,476
Pfizer, Inc., 2.55%, 5/28/2040	38,000	29,750
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	925,000	758,500
		1,869,032
Industrials 1.3%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	200,000	186,212
American Airlines, Inc., 144A, 5.5%, 4/20/2026	105,000	96,472
Boeing Co.:
2.196%, 2/4/2026	237,000	213,624
5.04%, 5/1/2027	60,000	59,266
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (a)	135,000	106,984
144A, 4.5%, 10/20/2025	30,000	29,150
JBS USA, 5.75%, 4/1/2033	180,000	171,412
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	200,000	196,560
O Reilly Automotive, Inc., 4.7%, 6/15/2032	90,000	89,632
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	250,000	244,375
		1,393,687
Information Technology 1.1%
Block, Inc., 144A, 2.75%, 6/1/2026	30,000	26,617
Broadcom, Inc., 144A, 2.6%, 2/15/2033	70,000	53,823
Dell International LLC:
144A, 3.45%, 12/15/2051	51,000	34,506
5.3%, 10/1/2029	85,000	83,795
HP, Inc.:
4.2%, 4/15/2032	110,000	98,190
5.5%, 1/15/2033	200,000	195,088
KLA Corp., 4.65%, 7/15/2032	70,000	71,410
	Principal Amount ($) (c)		Value ($)
MSCI, Inc.:
144A, 3.25%, 8/15/2033		40,000	31,884
144A, 3.625%, 9/1/2030		90,000	75,031
NXP BV:
2.65%, 2/15/2032		58,000	47,644
3.125%, 2/15/2042		60,000	43,636
Open Text Corp., 144A, 3.875%, 2/15/2028		175,000	155,650
Oracle Corp.:
3.6%, 4/1/2050		7,000	4,863
3.65%, 3/25/2041		118,000	87,936
SK Hynix, Inc., 144A, 1.5%, 1/19/2026		200,000	179,754
			1,189,827
Materials 0.7%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030		200,000	164,654
Berry Global, Inc., 1.65%, 1/15/2027		300,000	262,587
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	258,234
Suzano Austria GmbH, 2.5%, 9/15/2028		80,000	65,000
			750,475
Real Estate 0.1%
Boston Properties LP, (REIT), 2.55%, 4/1/2032		75,000	59,688
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		80,000	63,053
			122,741
Utilities 2.2%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	305,772
Duke Energy Corp., 3.25%, 1/15/2082		250,000	195,406
Enel Finance International NV, 144A, 5.0%, 6/15/2032		210,000	202,741
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	179,000
Nextera Energy Capital Holdings, Inc., 5.0%, 7/15/2032		70,000	71,715
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		190,000	173,850
144A, 4.25%, 7/15/2024		275,000	263,065
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		20,000	15,299
3.25%, 6/1/2031		80,000	64,613
3.3%, 8/1/2040		70,000	48,262
5.45%, 6/15/2027		90,000	87,096
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	260,000	264,974
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

	Principal Amount ($) (c)	Value ($)
Sempra Energy, 4.125%, 4/1/2052	310,000	248,549
Southern Co., 3.75%, 9/15/2051	215,000	182,679
		2,303,021
Total Corporate Bonds (Cost $22,262,544)		18,771,842
Asset-Backed 4.6%
Automobile Receivables 0.3%
JPMorgan Chase Bank NA, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028	289,445	281,269
Miscellaneous 4.3%
CF Hippolyta Issuer LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061	532,407	459,543
DB Master Finance LLC, “A23”, Series 2021-1A, 144A, 2.791%, 11/20/2051	1,119,375	922,212
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	325,550	311,074
Madison Park Funding XXVI Ltd., “AR”, Series 2007-4A, 144A, 3-month USD- LIBOR + 1.2%, 2.439% (e), 7/29/2030	1,100,000	1,086,601
Octagon Investment Partners XX, “A1R”, Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 2.55% (e), 5/12/2031	750,000	731,171
Venture 37 CLO Ltd., “A1R”, Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 2.194% (e), 7/15/2032	800,000	774,564
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	417,780	348,278
		4,633,443
Total Asset-Backed (Cost $5,330,737)		4,914,712
Mortgage-Backed Securities Pass- Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	1,687	1,780
Federal National Mortgage Association:
4.5%, 9/1/2035	2,888	2,997
	Principal Amount ($) (c)	Value ($)
6.0%, 1/1/2024	1,411	1,423
Total Mortgage-Backed Securities Pass- Throughs (Cost $5,872)		6,200
Commercial Mortgage-Backed Securities 2.2%
Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	499,297
Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 6.324% (e), 12/15/2035	700,000	691,646
Credit Suisse Mortgage Trust, “A”, Series 2020- TMIC, 144A, 1-month USD-LIBOR + 3.0%, 4.324% (e), 12/15/2035	700,000	691,513
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 4.676% (e), 1/25/2051	194,000	167,957
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	236,669
Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD- LIBOR + 1.7%, 3.324% (e), 10/15/2049	25,552	25,015
Total Commercial Mortgage-Backed Securities (Cost $2,533,434)		2,312,097
Collateralized Mortgage Obligations 1.3%
Connecticut Avenue Securities Trust:
“1M2”, Series 2019-R03, 144A, 1-month USD- LIBOR + 2.15%, 3.774% (e), 9/25/2031	13,605	13,581
“1M2”, Series 2019-R02, 144A, 1-month USD- LIBOR + 2.3%, 3.924% (e), 8/25/2031	18,993	18,993
Fannie Mae Connecticut Avenue Securities:
“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.0%, 3.624% (e), 3/25/2031	90,946	89,941
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.25%, 3.874% (e), 7/25/2030	94,391	94,391
Federal National Mortgage Association, “I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	61,417	10,917
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2020-DNA2, 144A, 1-month USD- LIBOR + 1.85%, 3.474% (e), 2/25/2050	506,925	501,935
“M2”, Series 2019-DNA3, 144A, 1-month USD- LIBOR + 2.05%, 3.674% (e), 7/25/2049	184,348	183,315
“M2”, Series 2019-DNA2, 144A, 1-month USD- LIBOR + 2.45%, 4.074% (e), 3/25/2049	302,247	301,093
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.242%, 10/25/2046	149,551	139,461
Total Collateralized Mortgage Obligations (Cost $1,364,494)		1,353,627
Government & Agency Obligations 6.8%
Sovereign Bonds 1.1%
Brazilian Government International Bond, 3.875%, 6/12/2030 (a)	200,000	167,506
Indonesia Government International Bond:
2.85%, 2/14/2030	625,000	557,798
3.85%, 10/15/2030 (a)	300,000	285,433
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	200,000	175,300
		1,186,037
U.S. Treasury Obligations 5.7%
U.S. Treasury Bonds:
1.875%, 11/15/2051	131,500	98,666
2.0%, 11/15/2041	117,700	93,480
U.S. Treasury Notes:
1.25%, 12/31/2026	218,200	201,682
	Principal Amount ($) (c)	Value ($)
1.875%, 2/15/2032	81,700	74,015
2.625%, 5/31/2027	1,253,500	1,229,801
2.75%, 5/31/2029	2,818,000	2,762,521
2.875%, 5/15/2032	1,654,000	1,635,392
		6,095,557
Total Government & Agency Obligations (Cost $7,496,381)		7,281,594
Short-Term U.S. Treasury Obligation 1.4%
U.S. Treasury Bills, 1.998% (f), 4/20/2023 (g) (h) (Cost $1,475,608)	1,500,000	1,469,036

	Shares	Value ($)
Exchange-Traded Funds 2.6%
SPDR Bloomberg Convertible Securities ETF (Cost $2,340,555)	43,880	2,832,893
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (i) (j) (Cost $611,916)	611,916	611,916
Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 1.36% (i) (Cost $2,199,714)	2,199,714	2,199,714

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $108,141,377)	100.7	107,767,211
Other Assets and Liabilities, Net	(0.7)	(771,776)
Net Assets	100.0	106,995,435
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (i) (j)
4,062,127	—	3,450,211 (k)	—	—	14,062	—	611,916	611,916
Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 1.36% (i)
1,914,561	25,805,841	25,520,688	—	—	7,724	—	2,199,714	2,199,714
5,976,688	25,805,841	28,970,899	—	—	21,786	—	2,811,630	2,811,630

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2022 amounted to $596,249, which is 0.6% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)
Variable or floating rate security. These securities are shown at their current rate as of June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At June 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(h)	At June 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June of 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

At June 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/21/2022	11	1,296,758	1,303,844	7,086
MSCI E-Mini Emerging Market Index	USD	9/16/2022	75	3,763,256	3,760,125	(3,131)
Ultra 10 Year U.S. Treasury Note	USD	9/21/2022	10	1,276,182	1,273,750	(2,432)
Ultra Long U.S. Treasury Bond	USD	9/21/2022	36	5,709,873	5,556,375	(153,498)
Total net unrealized depreciation						(151,975)
At June 30, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/30/2022	20	2,265,419	2,245,000	20,419
Euro Stoxx 50 Index	EUR	9/16/2022	66	2,389,179	2,379,957	9,222
Euro-Schatz	EUR	9/8/2022	34	3,891,232	3,888,869	2,363
S&P 500 E-Mini Index	USD	9/16/2022	39	7,318,036	7,389,525	(71,489)
TOPIX Index	JPY	9/8/2022	1	142,983	137,861	5,122
Total net unrealized depreciation						(34,363)
At June 30, 2022, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2023	3,200,000	USD	62,513	108	62,405
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2024	2,100,000	USD	96,781	(28)	96,809
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2028	400,000	USD	35,022	77	34,945
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2031	300,000	USD	31,028	311	30,717
Total unrealized appreciation							224,876

β	3-month LIBOR rate as of June 30, 2022 is 2.935%.
At June 30, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	274,000	USD	289,785	8/4/2022	2,081	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$ 3,597,710	$ 1,158,989	$ —	$ 4,756,699
Consumer Discretionary	3,483,138	1,192,183	—	4,675,321
Consumer Staples	2,972,457	2,462,263	—	5,434,720
Energy	3,879,857	1,318,861	—	5,198,718
Financials	4,786,878	5,461,743	—	10,248,621
Health Care	4,924,158	2,891,424	—	7,815,582
Industrials	3,148,321	1,759,452	—	4,907,773
Information Technology	12,942,019	499,305	—	13,441,324
Materials	1,230,159	1,425,182	—	2,655,341
Real Estate	1,547,947	289,277	—	1,837,224
Utilities	1,382,337	902,215	—	2,284,552
Preferred Stocks (a)	2,743,370	—	—	2,743,370
Warrants	—	—	14,335	14,335
Corporate Bonds (a)	—	18,771,842	—	18,771,842
Asset-Backed (a)	—	4,914,712	—	4,914,712
Mortgage-Backed Securities Pass-Throughs	—	6,200	—	6,200
Commercial Mortgage-Backed Securities	—	2,312,097	—	2,312,097
Collateralized Mortgage Obligations	—	1,353,627	—	1,353,627
Government & Agency Obligations (a)	—	7,281,594	—	7,281,594
Short-Term U.S. Treasury Obligation	—	1,469,036	—	1,469,036
Exchange-Traded Funds	2,832,893	—	—	2,832,893
Short-Term Investments (a)	2,811,630	—	—	2,811,630
Derivatives (b)
Futures Contracts	44,212	—	—	44,212
Interest Rate Swap Contracts	—	224,876	—	224,876
Forward Foreign Currency Contracts	—	2,081	—	2,081
Total	$52,327,086	$55,696,959	$14,335	$108,038,380
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (230,550)	$ —	$ —	$ (230,550)
Total	$(230,550)	$—	$—	$(230,550)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $105,329,747) — including $596,249 of securities loaned	$ 104,955,581
Investment in DWS Government & Agency Securities Portfolio (cost $611,916)*	611,916
Investment in DWS Central Cash Management Government Fund (cost $2,199,714)	2,199,714
Cash	20,000
Foreign currency, at value (cost $97,912)	96,815
Receivable for Fund shares sold	8,382
Dividends receivable	176,794
Interest receivable	263,306
Receivable for variation margin on futures contracts	157,571
Unrealized appreciation on forward foreign currency contracts	2,081
Foreign taxes recoverable	114,763
Other assets	1,385
Total assets	108,608,308
Liabilities
Payable upon return of securities loaned	611,916
Payable for investments purchased	758,649
Payable for Fund shares redeemed	79,900
Payable for variation margin on centrally cleared swaps	11,833
Accrued management fee	33,469
Accrued Trustees' fees	987
Other accrued expenses and payables	116,119
Total liabilities	1,612,873
Net assets, at value	$106,995,435
Net Assets Consist of
Distributable earnings (loss)	1,872,794
Paid-in capital	105,122,641
Net assets, at value	$106,995,435
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($106,984,053 ÷ 5,313,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.14
Class B
Net Asset Value, offering and redemption price per share ($11,382 ÷ 566 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$ 20.12

*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 19

Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $106,062)	$ 1,423,524
Interest	638,709
Income distributions — DWS Central Cash Management Government Fund	7,724
Securities lending income, net of borrower rebates	14,062
Total income	2,084,019
Expenses:
Management fee	219,464
Administration fee	57,535
Services to shareholders	450
Distribution service fee (Class B)	16
Custodian fee	10,106
Audit fee	37,176
Legal fees	11,745
Tax fees	4,846
Reports to shareholders	23,676
Trustees' fees and expenses	4,696
Other	11,224
Total expenses before expense reductions	380,934
Expense reductions	(8)
Total expenses after expense reductions	380,926
Net investment income	1,703,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	474,092
Swap contracts	39,073
Futures	407,502
Forward foreign currency contracts	26,205
Foreign currency	(17,647)
929,225
Change in net unrealized appreciation (depreciation) on:
Investments	(22,399,251)
Swap contracts	193,863
Futures	(200,422)
Forward foreign currency contracts	(1,029)
Foreign currency	76,793
(22,330,046)
Net gain (loss)	(21,400,821)
Net increase (decrease) in net assets resulting from operations	$(19,697,728)
The accompanying notes are an integral part of the financial statements.

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 1,703,093	$ 3,073,408
Net realized gain (loss)	929,225	9,810,558
Change in net unrealized appreciation (depreciation)	(22,330,046)	554,839
Net increase (decrease) in net assets resulting from operations	(19,697,728)	13,438,805
Distributions to shareholders:
Class A	(12,945,935)	(4,841,632)
Class B	(1,320)	(443)
Total distributions	(12,947,255)	(4,842,075)
Fund share transactions:
Class A
Proceeds from shares sold	2,777,445	7,428,971
Reinvestment of distributions	12,945,935	4,841,632
Payments for shares redeemed	(7,476,309)	(16,230,213)
Net increase (decrease) in net assets from Class A share transactions	8,247,071	(3,959,610)
Class B
Reinvestment of distributions	1,320	443
Net increase (decrease) in net assets from Class B share transactions	1,320	443
Increase (decrease) in net assets	(24,396,592)	4,637,563
Net assets at beginning of period	131,392,027	126,754,464
Net assets at end of period	$106,995,435	$131,392,027

Other Information
Class A
Shares outstanding at beginning of period	4,905,426	5,056,269
Shares sold	121,222	282,829
Shares issued to shareholders in reinvestment of distributions	602,697	189,422
Shares redeemed	(316,126)	(623,094)
Net increase (decrease) in Class A shares	407,793	(150,843)
Shares outstanding at end of period	5,313,219	4,905,426
Class B
Shares outstanding at beginning of period	504	487
Shares issued to shareholders in reinvestment of distributions	62	17
Net increase (decrease) in Class B shares	62	17
Shares outstanding at end of period	566	504
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 21

Financial Highlights
DWS Global Income Builder VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$26.78	$25.07	$24.63	$21.33	$26.56	$23.50
Income (loss) from investment operations:
Net investment income[a]	.34	.62	.57	.69	.80	.71
Net realized and unrealized gain (loss)	(4.28)	2.08	1.16	3.54	(2.67)	3.10
Total from investment operations	(3.94)	2.70	1.73	4.23	(1.87)	3.81
Less distributions from:
Net investment income	(.69)	(.62)	(.74)	(.90)	(.98)	(.75)
Net realized gains	(2.01)	(.37)	(.55)	(.03)	(2.38)	—
Total distributions	(2.70)	(.99)	(1.29)	(.93)	(3.36)	(.75)
Net asset value, end of period	$20.14	$26.78	$25.07	$24.63	$21.33	$26.56
Total Return (%)	(15.36)*	10.95	8.28	20.16	(7.66)[b]	16.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	131	127	130	120	147
Ratio of expenses before expense reductions (%)[c]	.64**	.61	.64	.68	.69	.63
Ratio of expenses after expense reductions (%)[c]	.64**	.61	.64	.68	.68	.63
Ratio of net investment income (%)	2.87**	2.36	2.51	2.96	3.34	2.85
Portfolio turnover rate (%)	51*	104	137	182	70	122

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

22 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

DWS Global Income Builder VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,			Period Ended
	(Unaudited)	2021	2020	2019	12/31/18[a]
Selected Per Share Data
Net asset value, beginning of period	$26.70	$25.01	$24.61	$21.30	$22.65
Income (loss) from investment operations:
Net investment income[b]	.30	.52	.50	.65	.50
Net realized and unrealized gain (loss)	(4.26)	2.08	1.15	3.55	(1.85)
Total from investment operations	(3.96)	2.60	1.65	4.20	(1.35)
Less distributions from:
Net investment income	(.61)	(.54)	(.70)	(.86)	—
Net realized gains	(2.01)	(.37)	(.55)	(.03)	—
Total distributions	(2.62)	(.91)	(1.25)	(.89)	—
Net asset value, end of period	$20.12	$26.70	$25.01	$24.61	$21.30
Total Return (%)[c]	(15.45)*	10.56	7.90	20.01	(5.96)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	13	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.09**	1.05	1.10	1.10	1.15**
Ratio of expenses after expense reductions (%)[d]	.96**	.96	.93	.86	.86**
Ratio of net investment income (%)	2.57**	1.99	2.20	2.77	3.30**
Portfolio turnover rate (%)	51*	104	137	182	70[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 23

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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As of June 30, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of June 30, 2022

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$ 39,186	$ —	$ —	$ —	$ 39,186
Corporate Bonds	107,730	—	—	—	107,730
Government & Agency Obligations	465,000	—	—	—	465,000
Total Borrowings	$ 611,916	$ —	$ —	$ —	$ 611,916
Gross amount of recognized liabilities for securities lending transactions:					$611,916
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $108,621,506. The net unrealized depreciation for all investments based on tax cost was $854,295. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $10,578,931 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $11,433,226.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, certain securities sold at a loss, income received from passive foreign investment companies, the realized tax character on distributions from certain securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

26 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2022, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of June 30, 2022 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2022, the investment in interest rate swap contracts had a total notional amount of $6,000,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a

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credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of June 30, 2022. For the six months ended June 30, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $4,690,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of June 30, 2022, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,575,000 to $11,894,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $16,041,000 to $19,366,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2022, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $197,000 to $310,000.

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The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 14,344	$ 14,344
Interest Rate Contracts (a)	—	224,876	29,868	254,744
Foreign Exchange Contracts (b)	2,081	—	—	2,081
	$ 2,081	$ 224,876	$ 44,212	$ 271,169
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (74,620)
Interest Rate Contracts (a)	(155,930)
$ (230,550)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 1,134,188	$ 1,134,188
Interest Rate Contracts (a)	—	(157)	(726,686)	(726,843)
Credit Contracts (a)	—	39,230	—	39,230
Foreign Exchange Contracts (a)	26,205	—	—	26,205
	$26,205	$39,073	$407,502	$472,780
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 31,654	$ 31,654
Interest Rate Contracts (a)	—	193,863	(232,076)	(38,213)
Foreign Exchange Contracts (a)	(1,029)	—	—	(1,029)
	$(1,029)	$193,863	$(200,422)	$(7,588)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of June 30, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and

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exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 2,081	$ —	$ —	$ 2,081
C.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$50,583,126	$58,523,999
U.S. Treasury Obligations	$7,494,567	$1,369,181
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2022 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	.96%
Effective May 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.97%.
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for Class B are $8.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $57,535, of which $8,775 is unpaid.

30 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2022
Class B	$ 16	$ 2
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 291	$ 91
Class B	13	4
	$ 304	$ 95
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $654, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,058.
E.
Ownership of the Fund
At June 30, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 65%.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.

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G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

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Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 846.40	$ 845.50
Expenses Paid per $1,000*	$ 2.93	$ 4.39
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,021.62	$ 1,020.03
Expenses Paid per $1,000*	$ 3.21	$ 4.81

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.64%	.96%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

34 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 35

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

36 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 37

Notes

Notes

VS2GIB-3 (R-028382-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
24	Information About Your Fund's Expenses
25	Liquidity Risk Management
25	Proxy Voting
26	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.84% and 1.27% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,736	$8,851	$10,074	$11,204	$14,875
	Average annual total return	–12.64%	–11.49%	0.24%	2.30%	4.05%
ICE BofA US High Yield Index	Growth of $10,000	$8,599	$8,736	$9,981	$11,010	$15,378
	Average annual total return	–14.01%	–12.64%	–0.06%	1.94%	4.40%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,724	$8,823	$9,976	$11,052	$14,426
	Average annual total return	–12.76%	–11.77%	–0.08%	2.02%	3.73%
ICE BofA US High Yield Index	Growth of $10,000	$8,599	$8,736	$9,981	$11,010	$15,378
	Average annual total return	–14.01%	–12.64%	–0.06%	1.94%	4.40%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Corporate Bonds	87%	93%
Cash Equivalents	6%	6%
Exchange-Traded Funds	4%	—
Loan Participations and Assignments	3%	1%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
Energy	21%	19%
Consumer Discretionary	19%	20%
Communication Services	17%	14%
Industrials	12%	14%
Health Care	9%	10%
Materials	8%	9%
Utilities	5%	4%
Financials	3%	2%
Real Estate	2%	5%
Consumer Staples	2%	2%
Information Technology	2%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
AA	—	0%
A	0%	—
BBB	10%	7%
BB	61%	56%
B	21%	30%
CCC	5%	7%
C	—	0%
Not Rated	3%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Managers

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 86.4%
Communication Services 13.9%
Altice France Holding SA:
144A, 6.0%, 2/15/2028	200,000	141,958
144A, 10.5%, 5/15/2027	200,000	167,828
Altice France SA:
144A, 5.5%, 1/15/2028	200,000	161,172
144A, 8.125%, 2/1/2027	200,000	184,078
Audacy Capital Corp., 144A, 6.75%, 3/31/2029	55,000	29,288
CCO Holdings LLC:
144A, 4.75%, 3/1/2030	140,000	119,735
144A, 5.0%, 2/1/2028	250,000	230,675
144A, 5.125%, 5/1/2027	375,000	353,906
144A, 5.375%, 6/1/2029	350,000	312,844
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	320,000	270,186
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027	65,000	48,054
144A, 6.0%, 6/15/2025	75,000	64,875
CSC Holdings LLC:
144A, 5.75%, 1/15/2030	200,000	145,506
144A, 6.5%, 2/1/2029	200,000	180,626
Directv Financing LLC, 144A, 5.875%, 8/15/2027	125,000	106,634
DISH DBS Corp.:
144A, 5.25%, 12/1/2026	140,000	109,738
144A, 5.75%, 12/1/2028	125,000	92,551
5.875%, 11/15/2024	96,000	80,880
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	165,000	140,250
144A, 6.0%, 1/15/2030	50,000	38,473
iHeartCommunications, Inc., 144A, 5.25%, 8/15/2027	125,000	106,979
Iliad Holding SASU, 144A, 6.5%, 10/15/2026	200,000	179,994
Lamar Media Corp., 4.875%, 1/15/2029	80,000	72,009
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	189,000	176,305
Lumen Technologies, Inc., 144A, 5.125%, 12/15/2026	400,000	336,728
Outfront Media Capital LLC, 144A, 4.25%, 1/15/2029	70,000	55,763
Radiate Holdco LLC, 144A, 6.5%, 9/15/2028	100,000	77,287
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	110,000	98,145
Sprint Corp., 7.625%, 3/1/2026	445,000	468,864
Telecom Italia Capital SA, 6.375%, 11/15/2033	155,000	119,691
	Principal Amount ($)(a)		Value ($)
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		20,000	16,450
144A, 6.25%, 1/15/2028 (b)		25,000	23,121
144A, 7.5%, 5/15/2025		120,000	118,856
144A, 7.5%, 9/15/2027		50,000	48,439
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	308,447
Vodafone Group PLC, 7.0%, 4/4/2079		185,000	181,476
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	370,000	271,109
Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	245,903
			5,884,823
Consumer Discretionary 16.7%
Affinity Gaming, 144A, 6.875%, 12/15/2027		160,000	134,406
Arko Corp., 144A, 5.125%, 11/15/2029		60,000	45,452
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		70,000	60,462
6.875%, 11/1/2035 (b)		100,000	81,250
144A, 9.375%, 7/1/2025		35,000	35,506
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029		100,000	81,322
Boyd Gaming Corp., 4.75%, 12/1/2027		130,000	117,650
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029 (b)		210,000	163,275
144A, 6.25%, 7/1/2025		270,000	260,207
144A, 8.125%, 7/1/2027 (b)		410,000	396,162
Carnival Corp.:
144A, 5.75%, 3/1/2027		170,000	122,788
144A, 6.0%, 5/1/2029		30,000	21,078
144A, 9.875%, 8/1/2027		130,000	126,750
REG S, 10.125%, 2/1/2026	EUR	100,000	103,511
144A, 10.5%, 2/1/2026		80,000	79,638
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	91,242
REG S, 4.375%, 5/15/2026	EUR	200,000	182,483
144A, 8.5%, 5/15/2027 (b)		55,000	53,156
Dana, Inc., 5.375%, 11/15/2027		55,000	47,657
Ford Motor Co., 4.346%, 12/8/2026 (b)		160,000	148,292
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		209,000	188,198
3.625%, 6/17/2031		240,000	186,000
4.95%, 5/28/2027		200,000	185,750
5.113%, 5/3/2029 (b)		200,000	179,295
5.125%, 6/16/2025		230,000	219,632
5.584%, 3/18/2024		200,000	199,000
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

	Principal Amount ($)(a)	Value ($)
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031	30,000	22,899
144A, 5.0%, 6/1/2029	90,000	72,900
Jaguar Land Rover Automotive PLC, 144A, 5.875%, 1/15/2028	200,000	152,776
M/I Homes, Inc., 4.95%, 2/1/2028	130,000	110,506
Macy's Retail Holdings LLC:
144A, 5.875%, 3/15/2030 (b)	10,000	8,390
144A, 6.125%, 3/15/2032	10,000	8,350
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029	50,000	41,584
144A, 6.125%, 9/15/2025	75,000	74,220
Mattel, Inc., 144A, 3.375%, 4/1/2026	75,000	68,807
Meritage Homes Corp.:
144A, 3.875%, 4/15/2029	105,000	87,035
6.0%, 6/1/2025	90,000	87,773
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029	100,000	81,500
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024 (b)	100,000	83,175
144A, 5.875%, 3/15/2026	130,000	102,036
NCL Finance Ltd., 144A, 6.125%, 3/15/2028	60,000	43,650
Newell Brands, Inc.:
4.45%, 4/1/2026	440,000	419,105
5.75%, 4/1/2046	60,000	48,900
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027	60,000	62,976
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	122,000	118,950
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	170,000	148,750
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028	55,000	34,925
144A, 5.375%, 7/15/2027	30,000	21,806
144A, 5.5%, 8/31/2026	30,000	22,275
144A, 9.125%, 6/15/2023	210,000	207,682
144A, 10.875%, 6/1/2023	110,000	110,367
144A, 11.5%, 6/1/2025	30,000	30,825
Scientific Games International, Inc., 144A, 7.0%, 5/15/2028	235,000	220,531
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028	50,000	43,750
144A, 6.0%, 12/1/2029	60,000	47,114
Staples, Inc., 144A, 7.5%, 4/15/2026	110,000	91,176
Travel & Leisure Co.:
144A, 4.5%, 12/1/2029	100,000	77,359
144A, 6.625%, 7/31/2026	120,000	113,776
	Principal Amount ($)(a)	Value ($)
United Rentals North America, Inc., 4.875%, 1/15/2028	140,000	132,367
Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	160,000	148,910
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	100,000	99,877
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027	105,000	78,443
144A, 7.0%, 2/15/2029 (b)	90,000	67,394
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029	15,000	11,828
Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029	90,000	70,884
Yum Brands, Inc., 5.375%, 4/1/2032	100,000	92,260
		7,077,993
Consumer Staples 1.5%
Avis Budget Car Rental LLC, 144A, 5.375%, 3/1/2029 (b)	100,000	83,181
Coty, Inc., 144A, 6.5%, 4/15/2026	150,000	138,291
Pilgrim's Pride Corp.:
144A, 4.25%, 4/15/2031	245,000	204,448
144A, 5.875%, 9/30/2027	230,000	220,225
		646,145
Energy 19.0%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	70,000	62,689
144A, 5.75%, 3/1/2027	130,000	120,900
144A, 5.75%, 1/15/2028	90,000	81,938
144A, 7.875%, 5/15/2026	56,000	55,938
Antero Resources Corp.:
144A, 5.375%, 3/1/2030	50,000	45,591
144A, 7.625%, 2/1/2029	138,000	140,383
144A, 8.375%, 7/15/2026	42,000	44,415
Apache Corp., 5.1%, 9/1/2040	57,000	48,130
Archrock Partners LP:
144A, 6.25%, 4/1/2028	220,000	194,766
144A, 6.875%, 4/1/2027	110,000	100,306
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	30,000	26,400
144A, 8.25%, 12/31/2028	65,000	61,904
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	67,370
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	30,000	23,625
4.5%, 10/1/2029	272,000	242,814
Cheniere Energy, Inc., 4.625%, 10/15/2028	100,000	90,057
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029	75,000	70,725
144A, 6.75%, 4/15/2029	330,000	319,120
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	126,117
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
144A, 7.25%, 3/14/2027	100,000	97,970
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	170,000	148,962
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	30,000	25,800
144A, 6.75%, 3/1/2029	155,000	138,792
DCP Midstream Operating LP:
3.25%, 2/15/2032	50,000	39,219
5.125%, 5/15/2029	80,000	72,000
5.375%, 7/15/2025	527,000	512,507
5.625%, 7/15/2027	50,000	47,700
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	155,000	131,362
144A, 4.375%, 6/15/2031	30,000	25,125
Endeavor Energy Resources LP:
144A, 5.75%, 1/30/2028	245,000	233,399
144A, 6.625%, 7/15/2025	35,000	35,172
EQM Midstream Partners LP:
4.125%, 12/1/2026	100,000	86,375
144A, 4.5%, 1/15/2029	50,000	40,594
5.5%, 7/15/2028	55,000	47,485
144A, 6.0%, 7/1/2025	52,000	49,851
144A, 6.5%, 7/1/2027	80,000	74,384
7.5%, 6/1/2027	45,000	43,405
EQT Corp., 6.625%, 2/1/2025	105,000	108,017
Genesis Energy LP:
5.625%, 6/15/2024	10,000	9,367
7.75%, 2/1/2028	75,000	64,879
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	145,581
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030	110,000	92,121
144A, 5.125%, 6/15/2028	75,000	67,313
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	136,112
144A, 6.0%, 2/1/2031	110,000	94,600
144A, 6.25%, 11/1/2028	35,000	32,988
Howard Midstream Energy Partners LLC, 144A, 6.75%, 1/15/2027	40,000	34,460
MEG Energy Corp., 144A, 7.125%, 2/1/2027	109,000	109,772
Murphy Oil U.S.A., Inc.:
4.75%, 9/15/2029	55,000	49,503
5.625%, 5/1/2027	65,000	63,700
Nabors Industries, Inc.:
5.75%, 2/1/2025	105,000	92,597
144A, 7.375%, 5/15/2027	105,000	99,750
NuStar Logistics LP, 5.75%, 10/1/2025	80,000	74,800
Oasis Petroleum, Inc., 144A, 6.375%, 6/1/2026	40,000	37,000
	Principal Amount ($)(a)	Value ($)
Occidental Petroleum Corp.:
5.5%, 12/1/2025	135,000	132,975
5.55%, 3/15/2026	105,000	104,268
6.125%, 1/1/2031	255,000	258,423
6.45%, 9/15/2036	105,000	107,625
6.625%, 9/1/2030	225,000	231,750
8.0%, 7/15/2025	175,000	184,187
8.5%, 7/15/2027	100,000	110,042
Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	72,600
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	30,000	26,850
Range Resources Corp.:
144A, 4.75%, 2/15/2030 (b)	10,000	8,968
8.25%, 1/15/2029	280,000	285,463
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	75,000	74,968
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	30,000	27,299
SM Energy Co., 6.5%, 7/15/2028	80,000	73,576
Southwestern Energy Co.:
4.75%, 2/1/2032	70,000	59,817
5.375%, 2/1/2029	155,000	143,778
5.95%, 1/23/2025	36,000	35,564
7.75%, 10/1/2027	200,000	204,000
8.375%, 9/15/2028	50,000	52,688
Sunnova Energy Corp., 144A, 5.875%, 9/1/2026 (b)	115,000	100,051
Sunoco LP:
4.5%, 5/15/2029	56,000	46,160
5.875%, 3/15/2028	35,000	31,912
6.0%, 4/15/2027	52,000	49,576
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	192,188	169,125
USA Compression Partners LP:
6.875%, 4/1/2026	142,000	129,177
6.875%, 9/1/2027	100,000	88,750
Venture Global Calcasieu Pass LLC, 144A, 4.125%, 8/15/2031	30,000	25,636
Weatherford International Ltd., 144A, 8.625%, 4/30/2030	100,000	82,979
Western Midstream Operating LP, 4.65%, 7/1/2026	40,000	37,700
		8,041,757
Financials 2.3%
Navient Corp., 6.125%, 3/25/2024	393,000	372,619
VICI Properties LP:
144A, (REIT), 3.875%, 2/15/2029	90,000	77,407
144A, (REIT), 4.625%, 6/15/2025	233,000	221,641
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Principal Amount ($)(a)		Value ($)
144A, (REIT), 5.75%, 2/1/2027		310,000	294,159
			965,826
Health Care 7.7%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		250,000	224,434
AdaptHealth LLC:
144A, 4.625%, 8/1/2029		55,000	45,238
144A, 6.125%, 8/1/2028		80,000	70,762
Bausch Health Americas, Inc.:
144A, 8.5%, 1/31/2027 (b)		195,000	136,744
144A, 9.25%, 4/1/2026		135,000	96,525
Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027		125,000	117,666
Centene Corp., 4.625%, 12/15/2029		275,000	256,438
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		65,000	56,410
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		115,000	84,197
144A, 5.25%, 5/15/2030		90,000	68,391
144A, 5.625%, 3/15/2027		95,000	80,405
144A, 6.0%, 1/15/2029		65,000	53,847
144A, 6.125%, 4/1/2030		50,000	30,500
144A, 6.875%, 4/15/2029 (b)		140,000	90,300
Encompass Health Corp.:
4.5%, 2/1/2028		45,000	38,524
4.75%, 2/1/2030		137,000	114,811
IQVIA, Inc., 144A, 5.0%, 5/15/2027		220,000	208,142
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		75,000	64,261
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029 (b)		225,000	165,375
Organon & Co, 144A, 4.125%, 4/30/2028		200,000	177,000
Owens & Minor, Inc.:
144A, 4.5%, 3/31/2029		55,000	44,908
144A, 6.625%, 4/1/2030		50,000	45,674
Select Medical Corp., 144A, 6.25%, 8/15/2026		125,000	116,683
Tenet Healthcare Corp.:
4.625%, 7/15/2024		21,000	20,154
144A, 4.875%, 1/1/2026		250,000	230,000
144A, 5.125%, 11/1/2027		150,000	135,000
144A, 6.125%, 6/15/2030		140,000	129,161
144A, 6.25%, 2/1/2027		75,000	69,031
Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/2025	EUR	100,000	97,722
Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024		200,000	196,934
			3,265,237
	Principal Amount ($)(a)	Value ($)
Industrials 10.9%
ADT Security Corp., 144A, 4.875%, 7/15/2032	50,000	39,801
Advanced Drainage Systems, Inc., 6.375%, 6/15/2030	90,000	87,891
American Airlines, Inc.:
144A, 5.5%, 4/20/2026	275,000	252,666
144A, 5.75%, 4/20/2029	135,000	115,258
144A, 11.75%, 7/15/2025	120,000	124,188
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028	30,000	25,050
Bombardier, Inc.:
144A, 6.0%, 2/15/2028	200,000	149,880
144A, 7.5%, 3/15/2025	82,000	74,108
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032	80,000	60,894
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	91,194
Clean Harbors, Inc., 144A, 5.125%, 7/15/2029	90,000	81,675
Covanta Holding Corp., 144A, 4.875%, 12/1/2029	40,000	32,549
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (b)	51,000	40,416
144A, 7.0%, 5/1/2025	71,000	71,865
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	80,000	74,200
144A, 4.25%, 6/1/2025	40,000	37,749
144A, 5.125%, 12/15/2026	50,000	47,815
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	200,000	179,240
Hertz Corp., 144A, 4.625%, 12/1/2026	140,000	117,051
Howmet Aerospace, Inc., 6.875%, 5/1/2025	140,000	143,822
Imola Merger Corp., 144A, 4.75%, 5/15/2029	365,000	305,381
Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	66,970
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	130,000	127,764
Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	138,638
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	95,000	79,563
Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	265,000	246,105
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027	65,000	53,544
144A, 5.75%, 4/15/2026	135,000	125,887
144A, 6.25%, 1/15/2028	135,000	112,940
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	151,280
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		189,000	193,965
Sprint Capital Corp., 6.875%, 11/15/2028		100,000	105,152
Summit Materials LLC, 144A, 5.25%, 1/15/2029		54,000	47,115
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		200,000	178,313
TransDigm, Inc.:
4.625%, 1/15/2029		85,000	68,427
5.5%, 11/15/2027		115,000	97,564
144A, 6.25%, 3/15/2026		335,000	322,856
United Airlines, Inc., 144A, 4.375%, 4/15/2026		160,000	140,987
United Rentals North America, Inc., 5.25%, 1/15/2030		80,000	74,200
WESCO Distribution, Inc.:
144A, 7.125%, 6/15/2025		40,000	39,913
144A, 7.25%, 6/15/2028		105,000	103,845
			4,627,721
Information Technology 1.3%
Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025		60,000	57,454
Clarivate Science Holdings Corp.:
144A, 3.875%, 7/1/2028		90,000	75,196
144A, 4.875%, 7/1/2029 (b)		60,000	49,260
Minerva Merger Sub, Inc., 144A, 6.5%, 2/15/2030		60,000	49,895
NCR Corp.:
144A, 5.0%, 10/1/2028		100,000	84,790
144A, 5.125%, 4/15/2029		190,000	160,690
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		110,000	90,750
			568,035
Materials 7.0%
Arconic Corp., 144A, 6.125%, 2/15/2028		245,000	228,776
Chemours Co.:
4.0%, 5/15/2026	EUR	100,000	92,744
144A, 4.625%, 11/15/2029		100,000	78,648
5.375%, 5/15/2027		95,000	83,586
144A, 5.75%, 11/15/2028		290,000	247,147
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028		155,000	133,662
144A, 5.375%, 2/1/2025		110,000	106,975
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029 (b)		31,000	27,358
144A, 4.875%, 3/1/2031 (b)		101,000	89,049
144A, 6.75%, 3/15/2026		175,000	173,687
Clydesdale Acquisition Holdings, Inc., 144A, 6.625%, 4/15/2029		20,000	18,793
Constellium SE, 144A, 3.75%, 4/15/2029		250,000	198,268
	Principal Amount ($)(a)	Value ($)
EverArc Escrow Sarl, 144A, 5.0%, 10/30/2029	90,000	75,754
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026	200,000	184,200
144A, 6.875%, 10/15/2027	300,000	268,218
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026	60,000	50,207
144A, 6.125%, 4/1/2029	100,000	81,105
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025	105,000	91,613
Novelis Corp.:
144A, 3.25%, 11/15/2026	100,000	84,527
144A, 4.75%, 1/30/2030	375,000	311,692
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029	80,000	68,073
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026	125,000	106,389
Tronox, Inc., 144A, 4.625%, 3/15/2029	205,000	164,840
		2,965,311
Real Estate 2.4%
Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	110,000	102,162
Iron Mountain Information Management Services, Inc., 144A, (REIT), 5.0%, 7/15/2032	40,000	32,285
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029	60,000	50,996
144A, (REIT), 5.0%, 7/15/2028	75,000	66,427
144A, (REIT), 5.25%, 3/15/2028	145,000	130,165
144A, (REIT), 5.25%, 7/15/2030	100,000	86,939
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	100,000	92,356
(REIT), 4.75%, 10/1/2024	170,000	160,029
MPT Operating Partnership LP:
(REIT), 3.5%, 3/15/2031	105,000	82,757
(REIT), 4.625%, 8/1/2029	140,000	122,850
SBA Communications Corp., (REIT), 3.125%, 2/1/2029	60,000	49,110
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030	40,000	27,672
		1,003,748
Utilities 3.7%
AmeriGas Partners LP:
5.5%, 5/20/2025	205,000	192,941
5.75%, 5/20/2027	110,000	100,650
Calpine Corp.:
144A, 4.5%, 2/15/2028	200,000	181,575
144A, 4.625%, 2/1/2029	30,000	24,968
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

	Principal Amount ($)(a)	Value ($)
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	115,000	103,463
FirstEnergy Corp., 4.4%, 7/15/2027	90,000	84,891
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	200,886
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	145,000	113,679
144A, 5.25%, 6/15/2029	157,000	140,123
5.75%, 1/15/2028	200,000	181,786
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	90,000	78,300
PG&E Corp., 5.25%, 7/1/2030	75,000	61,701
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029	135,000	112,945
		1,577,908
Total Corporate Bonds (Cost $41,468,504)		36,624,504
Loan Participations and Assignments 3.3%
Senior Loans (c)
Athenahealth, Inc.:
Delayed Draw Term Loan, 2/15/2029 (d)	10,870	10,041
Term Loan B, 2/15/2029 (d)	64,130	59,241
Clear Channel Outdoor Holdings, Inc., Term Loan B, 8/21/2026 (d)	198,467	171,525
DirecTV Financing LLC, Term Loan, 1-month USD-LIBOR + 5.0%, 6.666%, 8/2/2027	284,144	262,420
Frontier Communications Corp., Term Loan B, 3-month USD-LIBOR + 3.75%, 6.063%, 5/1/2028	149,244	140,345
Gray Television, Inc., Term Loan B, 1-month USD-LIBOR + 2.5%, 3.562%, 2/7/2024	114,496	112,502
McAfee LLC, Term Loan B, 1-month USD-LIBOR + 4.0%, 5.145%, 3/1/2029	125,000	114,167
Naked Juice LLC, Term Loan, 1-month USD-LIBOR + 3.25%, 3-month USD-LIBOR + 3.25%, 4.875% - 5.404%, 1/24/2029	23,000	21,486
Option Care Health, Inc., Term Loan B, 1-month USD- LIBOR + 2.75%, 4.416%, 10/27/2028	129,350	124,068
	Principal Amount ($)(a)	Value ($)
Pacific Gas & Electric Co., Term Loan, 1-month USD- LIBOR + 3.0%, 4.688%, 6/23/2025	198,985	188,264
Tronox Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.25%, 3-month USD-LIBOR + 2.25%, 3.916% - 4.50%, 3/10/2028	200,000	191,000
Total Loan Participations and Assignments (Cost $1,493,774)		1,395,059

	Shares	Value ($)
Exchange-Traded Funds 3.3%
iShares iBoxx High Yield Corporate Bond ETF	2,800	206,108
SPDR Bloomberg High Yield Bond ETF	13,200	1,197,372
Total Exchange-Traded Funds (Cost $1,600,701)		1,403,480
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	287	789
Warrants 0.2%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,286)	1,100	92,754
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (f) (g) (Cost $1,417,933)	1,417,933	1,417,933
Cash Equivalents 5.7%
DWS Central Cash Management Government Fund, 1.36% (f) (Cost $2,420,371)	2,420,371	2,420,371

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $48,645,569)	102.3	43,354,890
Other Assets and Liabilities, Net	(2.3)	(975,887)
Net Assets	100.0	42,379,003
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (f) (g)
1,857,630	—	439,697 (h)	—	—	10,558	—	1,417,933	1,417,933
Cash Equivalents 5.7%
DWS Central Cash Management Government Fund, 1.36% (f)
2,785,992	8,877,066	9,242,687	—	—	4,390	—	2,420,371	2,420,371
4,643,622	8,877,066	9,682,384	—	—	14,948	—	3,838,304	3,838,304

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2022 amounted to $1,351,726, which is 3.2% of net assets.

(c)
Variable or floating rate security. These securities are shown at their current rate as of June 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	All or a portion of the security represents unsettled loan commitments at June 30, 2022 where the rate will be determined at the time of settlement.
(e)	Investment was valued using significant unobservable inputs.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June of 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At June 30, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	840,723	USD	891,409	7/29/2022	8,639	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 36,624,504	$ —	$ 36,624,504
Loan Participations and Assignments	—	1,395,059	—	1,395,059
Exchange-Traded Funds	1,403,480	—	—	1,403,480
Common Stocks	789	—	—	789
Warrants	—	—	92,754	92,754
Short-Term Investments (a)	3,838,304	—	—	3,838,304
Derivatives (b)
Forward Foreign Currency Contracts	—	8,639	—	8,639
Total	$5,242,573	$38,028,202	$92,754	$43,363,529

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $44,807,265) — including $1,351,726 of securities loaned	$ 39,516,586
Investment in DWS Government & Agency Securities Portfolio (cost $1,417,933)*	1,417,933
Investment in DWS Central Cash Management Government Fund (cost $2,420,371)	2,420,371
Cash	48,327
Foreign currency, at value (cost $9,944)	9,954
Receivable for investments sold	108,258
Receivable for Fund shares sold	701
Interest receivable	679,059
Unrealized appreciation on forward foreign currency contracts	8,639
Other assets	530
Total assets	44,210,358
Liabilities
Payable upon return of securities loaned	1,417,933
Payable for investments purchased	307,675
Payable for Fund shares redeemed	13,273
Accrued management fee	7,845
Accrued Trustees' fees	70
Other accrued expenses and payables	84,559
Total liabilities	1,831,355
Net assets, at value	$42,379,003
Net Assets Consist of
Distributable earnings (loss)	(11,121,087)
Paid-in capital	53,500,090
Net assets, at value	$42,379,003
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($41,727,494 ÷ 8,143,248 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.12
Class B
Net Asset Value, offering and redemption price per share ($651,509 ÷ 126,516 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.15

*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Interest	$ 1,202,380
Dividends	18,991
Income distributions — DWS Central Cash Management Government Fund	4,390
Securities lending income, net of borrower rebates	10,558
Total income	1,236,319
Expenses:
Management fee	117,860
Administration fee	22,865
Services to shareholders	428
Record keeping fee (Class B)	452
Distribution service fee (Class B)	762
Custodian fee	2,516
Audit fee	34,769
Legal fees	9,875
Tax fees	3,603
Reports to shareholders	15,748
Trustees' fees and expenses	2,100
Other	1,401
Total expenses before expense reductions	212,379
Expense reductions	(43,812)
Total expenses after expense reductions	168,567
Net investment income	1,067,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(632,539)
Forward foreign currency contracts	65,992
Foreign currency	(4,547)
(571,094)
Change in net unrealized appreciation (depreciation) on:
Investments	(6,790,511)
Forward foreign currency contracts	13,719
Foreign currency	(306)
(6,777,098)
Net gain (loss)	(7,348,192)
Net increase (decrease) in net assets resulting from operations	$(6,280,440)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 1,067,752	$ 2,284,536
Net realized gain (loss)	(571,094)	1,370,374
Change in net unrealized appreciation (depreciation)	(6,777,098)	(1,547,405)
Net increase (decrease) in net assets resulting from operations	(6,280,440)	2,107,505
Distributions to shareholders:
Class A	(2,374,887)	(2,455,814)
Class B	(28,302)	(6,327)
Total distributions	(2,403,189)	(2,462,141)
Fund share transactions:
Class A
Proceeds from shares sold	1,354,477	6,500,206
Reinvestment of distributions	2,374,887	2,455,814
Payments for shares redeemed	(4,796,110)	(11,190,770)
Net increase (decrease) in net assets from Class A share transactions	(1,066,746)	(2,234,750)
Class B
Proceeds from shares sold	255,669	481,262
Reinvestment of distributions	28,302	6,327
Payments for shares redeemed	(138,387)	(21,374)
Net increase (decrease) in net assets from Class B share transactions	145,584	466,215
Increase (decrease) in net assets	(9,604,791)	(2,123,171)
Net assets at beginning of period	51,983,794	54,106,965
Net assets at end of period	$42,379,003	$51,983,794

Other Information
Class A
Shares outstanding at beginning of period	8,311,044	8,668,128
Shares sold	237,567	1,055,087
Shares issued to shareholders in reinvestment of distributions	431,798	408,621
Shares redeemed	(837,161)	(1,820,792)
Net increase (decrease) in Class A shares	(167,796)	(357,084)
Shares outstanding at end of period	8,143,248	8,311,044
Class B
Shares outstanding at beginning of period	100,035	23,669
Shares sold	45,517	78,794
Shares issued to shareholders in reinvestment of distributions	5,118	1,048
Shares redeemed	(24,154)	(3,476)
Net increase (decrease) in Class B shares	26,481	76,366
Shares outstanding at end of period	126,516	100,035
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Financial Highlights
DWS High Income VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.18	$6.23	$6.23	$5.71	$6.36	$6.28
Income (loss) from investment operations:
Net investment income[a]	.13	.27	.29	.31	.33	.31
Net realized and unrealized gain (loss)	(.89)	(.03)	.04	.56	(.48)	.15
Total from investment operations	(.76)	.24	.33	.87	(.15)	.46
Less distributions from:
Net investment income	(.30)	(.29)	(.33)	(.35)	(.50)	(.38)
Net asset value, end of period	$5.12	$6.18	$6.23	$6.23	$5.71	$6.36
Total Return (%)[b]	(12.64)*	4.00	6.24	15.69	(2.52)	7.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	51	54	56	52	61
Ratio of expenses before expense reductions (%)[c]	.90**	.84	.87	.96	.94	.78
Ratio of expenses after expense reductions (%)[c]	.71**	.71	.70	.68	.69	.72
Ratio of net investment income (%)	4.53**	4.32	4.86	5.09	5.41	4.98
Portfolio turnover rate (%)	24*	56	94	82	62	71

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

DWS High Income VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.20	$6.24	$6.25	$5.73	$6.38	$6.30
Income (loss) from investment operations:
Net investment income[a]	.12	.24	.27	.29	.31	.31
Net realized and unrealized gain (loss)	(.89)	(.01)	.04	.57	(.48)	.13
Total from investment operations	(.77)	.23	.31	.86	(.17)	.44
Less distributions from:
Net investment income	(.28)	(.27)	(.32)	(.34)	(.48)	(.36)
Net asset value, end of period	$5.15	$6.20	$6.24	$6.25	$5.73	$6.38
Total Return (%)[b]	(12.76)*	3.79	5.77	15.33	(2.76)	7.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.6	.1	.2	.1	.1
Ratio of expenses before expense reductions (%)[c]	1.31**	1.27	1.30	1.40	1.34	1.15
Ratio of expenses after expense reductions (%)[c]	1.10**	1.10	1.05	.94	.96	.98
Ratio of net investment income (%)	4.16**	3.86	4.52	4.82	5.14	4.88
Portfolio turnover rate (%)	24*	56	94	82	62	71

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2022, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At December 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $6,270,000, including short-term losses ($584,000) and long-term losses ($5,686,000), which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $48,694,164. The net unrealized depreciation for all investments based on tax cost was $5,339,274. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $34,541 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,373,815.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward foreign currency exchange contracts, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2022, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $846,000 to $912,000.
The following table summarize the value of the Fund's derivative instruments held as of June 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 8,639
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 65,992
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 13,719
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of June 30, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 8,639	$ —	$ —	$ 8,639

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

C.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $10,753,611 and $12,509,052, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.71%
Class B	1.10%
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 43,176
Class B	636
$ 43,812
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $22,865, of which $3,518 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 170	$ 44
Class B	47	15
	$ 217	$ 59
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee aggregated $762, of which $132 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $504, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $795.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Ownership of the Fund
At June 30, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 64% and 25%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 48%, 33% and 18%, respectively.

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
H.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 873.60	$ 872.40
Expenses Paid per $1,000*	$ 3.30	$ 5.11
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,021.27	$ 1,019.34
Expenses Paid per $1,000*	$ 3.56	$ 5.51

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.71%	1.10%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series II — DWS High Income VIP	| 27

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

28 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes

Notes

Notes

VS2HI-3 (R-028385-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS International Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Manager
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 1.33% and 1.62% for Class A and Class B shares, respectively,and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,991	$7,143	$9,931	$11,000	$17,966
	Average annual total return	–30.09%	–28.57%	–0.23%	1.92%	6.03%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,158	$8,058	$10,411	$11,313	$16,031
	Average annual total return	–18.42%	–19.42%	1.35%	2.50%	4.83%
DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,983	$7,127	$9,850	$10,847	$17,451
	Average annual total return	–30.17%	–28.73%	–0.50%	1.64%	5.73%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,158	$8,058	$10,411	$11,313	$16,031
	Average annual total return	–18.42%	–19.42%	1.35%	2.50%	4.83%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Common Stocks	95%	98%
Cash Equivalents	4%	1%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
Information Technology	22%	25%
Industrials	21%	22%
Financials	18%	14%
Health Care	13%	14%
Consumer Discretionary	7%	8%
Consumer Staples	7%	6%
Materials	5%	5%
Communication Services	4%	4%
Energy	3%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
Germany	14%	13%
France	12%	12%
Canada	10%	8%
Switzerland	10%	8%
Netherlands	9%	10%
United States	9%	8%
Japan	9%	9%
China	6%	4%
Ireland	4%	5%
United Kingdom	4%	4%
Singapore	3%	2%
Argentina	3%	4%
Taiwan	2%	2%
Sweden	2%	4%
Korea	1%	2%
Other	2%	5%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Manager
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager

4 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 93.1%
Argentina 2.7%
Globant SA*	2,901	504,774
MercadoLibre, Inc.*	106	67,508
(Cost $519,904)		572,282
Brazil 0.4%
Pagseguro Digital Ltd. "A"* (Cost $261,752)	8,599	88,054
Canada 9.1%
Agnico Eagle Mines Ltd.	5,466	250,199
Alimentation Couche-Tard, Inc. "B"	7,354	286,859
Brookfield Asset Management, Inc. "A"	20,056	892,174
Canadian National Railway Co.	3,801	427,553
Nuvei Corp. 144A*	1,023	36,972
(Cost $1,345,434)		1,893,757
China 5.4%
Alibaba Group Holding Ltd. (ADR)*	1,932	219,630
ANTA Sports Products Ltd.	6,800	83,621
Dada Nexus Ltd. (ADR)*	635	5,150
JD.com, Inc. "A"	295	9,434
Minth Group Ltd.	22,870	62,438
Ping An Insurance (Group) Co. of China Ltd. "H"	55,000	373,177
Tencent Holdings Ltd.	8,300	372,428
(Cost $1,181,486)		1,125,878
France 11.5%
Capgemini SE	1,744	298,358
Cie de Saint-Gobain	3,081	132,602
LVMH Moet Hennessy Louis Vuitton SE	690	420,729
Orpea SA (a)	1,669	40,709
Schneider Electric SE	1,385	163,632
Teleperformance	1,445	445,826
TotalEnergies SE	10,041	528,630
Vinci SA	4,168	371,671
(Cost $2,258,338)		2,402,157
Germany 12.0%
adidas AG	580	102,594
Allianz SE (Registered)	2,062	394,268
Auto1 Group SE 144A*	3,181	23,324
BASF SE	1,310	57,120
Brenntag SE	2,428	158,372
Deutsche Boerse AG	3,478	582,497
Deutsche Post AG (Registered)	4,962	186,445
Evonik Industries AG	9,898	211,502
Evotec SE*	6,090	147,556
KION Group AG	515	21,515
SAP SE	2,643	240,044
	Shares	Value ($)
Siemens Healthineers AG 144A	2,160	109,822
TeamViewer AG 144A*	10,437	103,511
Wacker Chemie AG	865	125,093
Zalando SE 144A*	1,700	44,558
(Cost $3,435,893)		2,508,221
Hong Kong 1.3%
Techtronic Industries Co., Ltd. (Cost $216,384)	26,097	272,500
Ireland 4.2%
Experian PLC	12,717	371,983
ICON PLC* (b)	993	215,183
Kerry Group PLC "A"	3,086	295,759
(Cost $839,538)		882,925
Israel 0.3%
Kornit Digital Ltd.* (b) (Cost $239,759)	2,234	70,818
Japan 7.9%
Daikin Industries Ltd.	2,500	399,904
Fast Retailing Co., Ltd.	330	172,669
Hoya Corp.	2,800	240,893
Keyence Corp.	900	305,552
Lasertec Corp.	600	71,635
MISUMI Group, Inc.	6,011	128,005
Shimadzu Corp.	6,600	209,208
Shiseido Co., Ltd.	3,100	124,575
(Cost $1,589,622)		1,652,441
Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $262,946)	5,942	261,170
Luxembourg 1.0%
Eurofins Scientific SE (Cost $189,508)	2,554	201,241
Netherlands 8.3%
Adyen NV 144A*	90	130,958
Airbus SE	1,760	171,321
ASML Holding NV	801	381,233
ING Groep NV	28,950	287,090
Koninklijke DSM NV	1,842	265,362
NXP Semiconductors NV (b)	1,330	196,880
Prosus NV	2,066	134,741
Universal Music Group NV	7,981	160,328
(Cost $1,958,990)		1,727,913
Singapore 2.9%
DBS Group Holdings Ltd. (Cost $547,652)	28,500	609,859
Sweden 1.9%
Assa Abloy AB "B"	6,090	129,740
Hexagon AB "B"	13,100	136,198
Spotify Technology SA* (c)	1,352	126,858
(Cost $525,637)		392,796
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 5

	Shares	Value ($)
Switzerland 9.0%
Alcon, Inc.	2,160	150,394
Lonza Group AG (Registered)	1,143	608,788
Nestle SA (Registered)	5,419	632,373
Roche Holding AG (Genusschein)	1,187	396,124
Sportradar Holding AG "A"* (a) (b)	6,100	48,190
Zur Rose Group AG*	628	47,067
(Cost $1,628,498)		1,882,936
Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $274,548)	27,000	431,931
United Kingdom 3.7%
Clarivate PLC* (c)	10,909	151,199
Farfetch Ltd. "A"* (c)	4,164	29,814
Halma PLC	6,001	146,562
Rentokil Initial PLC	76,200	440,626
VTEX "A"* (a) (c)	3,204	9,868
(Cost $1,074,404)		778,069
United States 8.1%
Activision Blizzard, Inc.	1,560	121,462
EPAM Systems, Inc.*	1,050	309,519
Marsh & McLennan Companies, Inc.	2,434	377,879
Mastercard, Inc. "A"	826	260,586
NVIDIA Corp.	1,504	227,991
Schlumberger NV	4,015	143,576
Thermo Fisher Scientific, Inc.	460	249,909
(Cost $1,045,622)		1,690,922
Total Common Stocks (Cost $19,395,915)		19,445,870
	Shares	Value ($)
Preferred Stocks 1.0%
Germany
Sartorius AG (Cost $214,661)	600	210,110
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (d) (e) (Cost $103,386)	103,386	103,386
Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 1.36% (d) (Cost $821,695)	821,695	821,695

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $20,535,657)	98.5	20,581,061
Other Assets and Liabilities, Net	1.5	321,310
Net Assets	100.0	20,902,371
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (d) (e)
631,412	—	528,026 (f)	—	—	886	—	103,386	103,386
Cash Equivalents 3.9%
DWS Central Cash Management Government Fund, 1.36% (d)
236,102	9,330,547	8,744,954	—	—	1,248	—	821,695	821,695
867,514	9,330,547	9,272,980	—	—	2,134	—	925,081	925,081

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2022 amounted to $97,243, which is 0.5% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the New York Stock Exchange.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS International Growth VIP

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$ 572,282	$ —	$ —	$ 572,282
Brazil	88,054	—	—	88,054
Canada	1,893,757	—	—	1,893,757
China	224,780	901,098	—	1,125,878
France	—	2,402,157	—	2,402,157
Germany	—	2,508,221	—	2,508,221
Hong Kong	—	272,500	—	272,500
Ireland	215,183	667,742	—	882,925
Israel	70,818	—	—	70,818
Japan	—	1,652,441	—	1,652,441
Korea	—	261,170	—	261,170
Luxembourg	—	201,241	—	201,241
Netherlands	196,880	1,531,033	—	1,727,913
Singapore	—	609,859	—	609,859
Sweden	126,858	265,938	—	392,796
Switzerland	48,190	1,834,746	—	1,882,936
Taiwan	—	431,931	—	431,931
United Kingdom	190,881	587,188	—	778,069
United States	1,690,922	—	—	1,690,922
Preferred Stocks	—	210,110	—	210,110
Short-Term Investments (a)	925,081	—	—	925,081
Total	$6,243,686	$14,337,375	$—	$20,581,061

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 7

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $19,610,576) — including $97,243 of securities loaned	$ 19,655,980
Investment in DWS Government & Agency Securities Portfolio (cost $103,386)*	103,386
Investment in DWS Central Cash Management Government Fund (cost $821,695)	821,695
Foreign currency, at value (cost $232,789)	224,587
Receivable for investments sold	327,908
Receivable for Fund shares sold	2,765
Dividends receivable	13,811
Interest receivable	764
Foreign taxes recoverable	32,588
Other assets	240
Total assets	21,183,724
Liabilities
Payable upon return of securities loaned	103,386
Payable for investments purchased	106,568
Payable for Fund shares redeemed	8,639
Accrued Trustees' fees	416
Other accrued expenses and payables	62,344
Total liabilities	281,353
Net assets, at value	$20,902,371
Net Assets Consist of
Distributable earnings (loss)	(330,929)
Paid-in capital	21,233,300
Net assets, at value	$20,902,371
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($20,823,168 ÷ 1,622,578 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.83
Class B
Net Asset Value, offering and redemption price per share ($79,203 ÷ 6,150 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.88

*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $38,924)	$ 272,397
Income distributions — DWS Central Cash Management Government Fund	1,248
Securities lending income, net of borrower rebates	886
Total income	274,531
Expenses:
Management fee	74,748
Administration fee	11,695
Services to shareholders	353
Record keeping fee (Class B)	9
Distribution service fee (Class B)	108
Custodian fee	7,060
Audit fee	29,309
Legal fees	9,664
Tax fees	3,603
Reports to shareholders	12,127
Trustees' fees and expenses	2,077
Other	6,517
Total expenses before expense reductions	157,270
Expense reductions	(45,873)
Total expenses after expense reductions	111,397
Net investment income	163,134
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(474,616)
Foreign currency	(5,760)
(480,376)
Change in net unrealized appreciation (depreciation) on:
Investments	(8,344,915)
Foreign currency	(7,880)
(8,352,795)
Net gain (loss)	(8,833,171)
Net increase (decrease) in net assets resulting from operations	$(8,670,037)
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 163,134	$ 85,743
Net realized gain (loss)	(480,376)	453,819
Change in net unrealized appreciation (depreciation)	(8,352,795)	987,523
Net increase (decrease) in net assets resulting from operations	(8,670,037)	1,527,085
Distributions to shareholders:
Class A	(549,151)	(300,260)
Class B	(1,661)	(1,284)
Total distributions	(550,812)	(301,544)
Fund share transactions:
Class A
Proceeds from shares sold	8,555,337	3,858,747
Reinvestment of distributions	549,151	300,260
Payments for shares redeemed	(1,540,794)	(2,223,148)
Net increase (decrease) in net assets from Class A share transactions	7,563,694	1,935,859
Class B
Proceeds from shares sold	9,362	69,880
Reinvestment of distributions	1,661	1,284
Payments for shares redeemed	(3,264)	(79,732)
Net increase (decrease) in net assets from Class B share transactions	7,759	(8,568)
Increase (decrease) in net assets	(1,649,396)	3,152,832
Net assets at beginning of period	22,551,767	19,398,935
Net assets at end of period	$20,902,371	$22,551,767

Other Information
Class A
Shares outstanding at beginning of period	1,193,724	1,093,246
Shares sold	493,388	205,692
Shares issued to shareholders in reinvestment of distributions	38,864	16,498
Shares redeemed	(103,398)	(121,712)
Net increase (decrease) in Class A shares	428,854	100,478
Shares outstanding at end of period	1,622,578	1,193,724
Class B
Shares outstanding at beginning of period	5,576	6,025
Shares sold	672	3,808
Shares issued to shareholders in reinvestment of distributions	117	70
Shares redeemed	(215)	(4,327)
Net increase (decrease) in Class B shares	574	(449)
Shares outstanding at end of period	6,150	5,576
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 9

Financial Highlights
DWS International Growth VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.80	$17.65	$14.64	$11.47	$13.90	$11.12
Income (loss) from investment operations:
Net investment income[a]	.10	.08	.06	.22	.16	.08
Net realized and unrealized gain (loss)	(5.73)	1.34	3.17	3.32	(2.46)	2.75
Total from investment operations	(5.63)	1.42	3.23	3.54	(2.30)	2.83
Less distributions from:
Net investment income	(.15)	(.06)	(.22)	(.17)	(.13)	(.05)
Net realized gains	(.19)	(.21)	—	(.20)	—	—
Total distributions	(.34)	(.27)	(.22)	(.37)	(.13)	(.05)
Net asset value, end of period	$12.83	$18.80	$17.65	$14.64	$11.47	$13.90
Total Return (%)[b]	(30.09)*	8.11	22.69	31.22	(16.69)	25.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	22	19	18	14	19
Ratio of expenses before expense reductions (%)[c]	1.30**	1.33	1.50	1.64	1.72	1.56
Ratio of expenses after expense reductions (%)[c]	.92**	.90	.87	.86	.81	.92
Ratio of net investment income (%)	1.35**	.41	.42	1.63	1.21	.61
Portfolio turnover rate (%)	6*	20	10	16	38	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS International Growth VIP

DWS International Growth VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.84	$17.67	$14.66	$11.49	$13.93	$11.13
Income (loss) from investment operations:
Net investment income[a]	.08	.03	.01	.18	.12	.02
Net realized and unrealized gain (loss)	(5.74)	1.36	3.18	3.33	(2.46)	2.79
Total from investment operations	(5.66)	1.39	3.19	3.51	(2.34)	2.81
Less distributions from:
Net investment income	(.11)	(.01)	(.18)	(.14)	(.10)	(.01)
Net realized gains	(.19)	(.21)	—	(.20)	—	—
Total distributions	(.30)	(.22)	(.18)	(.34)	(.10)	(.01)
Net asset value, end of period	$12.88	$18.84	$17.67	$14.66	$11.49	$13.93
Total Return (%)[b]	(30.17)*	7.88	22.29	30.84	(16.92)	25.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.1	.2	.2	.2
Ratio of expenses before expense reductions (%)[c]	1.63**	1.62	1.81	1.95	2.07	1.90
Ratio of expenses after expense reductions (%)[c]	1.18**	1.17	1.18	1.16	1.06	1.15
Ratio of net investment income (%)	1.04**	.18	.07	1.31	.92	.12
Portfolio turnover rate (%)	6*	20	10	16	38	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

12 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Taxes.  The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $20,567,494. The net unrealized appreciation for all investments based on tax cost was $13,567. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $3,082,141 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,068,574.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 13

The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $7,626,089 and $1,445,814, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2022 through April 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.92%
Class B	1.17%
Effective May 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

14 |	Deutsche DWS Variable Series II — DWS International Growth VIP

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.93%
Class B	1.20%
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 45,680
Class B	193
$ 45,873
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $11,695, of which $1,742 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 136	$ 39
Class B	22	7
	$ 158	$ 46
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee aggregated $108, of which $17 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $604, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At June 30, 2022, two participating insurance companies were owners of record of 10% or more of the total

Deutsche DWS Variable Series II — DWS International Growth VIP	| 15

outstanding Class A shares of the Fund, each owning 60% and 27%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 88% and 12%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

16 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 699.10	$ 698.30
Expenses Paid per $1,000*	$ 3.88	$ 4.97
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,020.23	$ 1,018.94
Expenses Paid per $1,000*	$ 4.61	$ 5.91

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.92%	1.18%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being

Deutsche DWS Variable Series II — DWS International Growth VIP	| 19

the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

20 |	Deutsche DWS Variable Series II — DWS International Growth VIP

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 21

Notes

Notes

VS2IG-3 (R-028383-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Information About Your Fund's Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 is 0.78% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,108	$7,378	$11,146	$12,242	$23,802
	Average annual total return	–28.92%	–26.22%	3.68%	4.13%	9.06%
Russell 2500 Growth Index	Growth of $10,000	$7,055	$6,819	$11,144	$14,375	$28,085
	Average annual total return	–29.45%	–31.81%	3.68%	7.53%	10.88%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Common Stocks	95%	99%
Cash Equivalents	5%	1%
Exchange-Traded Funds	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending)	6/30/22	12/31/21
Information Technology	27%	28%
Health Care	23%	26%
Industrials	17%	16%
Consumer Discretionary	12%	14%
Financials	7%	5%
Energy	4%	1%
Real Estate	3%	3%
Materials	3%	4%
Consumer Staples	3%	2%
Communication Services	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Peter Barsa, Senior Portfolio Manager Equity
Michael A. Sesser, CFA, Senior Portfolio Manager Equity
Portfolio Managers

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 94.9%
Communication Services 1.0%
Entertainment 0.5%
Take-Two Interactive Software, Inc.*	2,174	266,380
Interactive Media & Services 0.5%
Cargurus, Inc.*	11,963	257,085
Consumer Discretionary 11.3%
Auto Components 0.9%
Gentherm, Inc.*	7,364	459,587
Diversified Consumer Services 0.6%
Bright Horizons Family Solutions, Inc.*	3,398	287,199
Hotels, Restaurants & Leisure 2.1%
Hilton Grand Vacations, Inc.*	12,491	446,303
Jack in the Box, Inc.	7,892	442,426
Light & Wonder, Inc. "A"*	3,937	185,000
		1,073,729
Household Durables 3.8%
Helen of Troy Ltd.*	2,963	481,221
iRobot Corp.*	6,273	230,533
LGI Homes, Inc.*	3,489	303,194
TopBuild Corp.*	5,673	948,298
		1,963,246
Leisure Products 1.3%
YETI Holdings, Inc.*	15,522	671,637
Specialty Retail 2.6%
Burlington Stores, Inc.*	2,883	392,751
Camping World Holdings, Inc. "A" (a)	22,907	494,562
Leslie's, Inc.*	2,799	42,489
National Vision Holdings, Inc.*	7,865	216,288
The Children's Place, Inc.*	4,788	186,349
		1,332,439
Consumer Staples 2.7%
Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	4,371	808,547
Household Products 1.1%
Spectrum Brands Holdings, Inc.	6,982	572,664
Energy 4.0%
Oil, Gas & Consumable Fuels
Crescent Energy Co. "A" (a)	6,384	79,673
Denbury, Inc.*	7,100	425,929
Kosmos Energy Ltd.*	48,000	297,120
Matador Resources Co.	8,300	386,697
Ovintiv, Inc.	9,711	429,129
Southwestern Energy Co.*	67,176	419,850
		2,038,398
	Shares	Value ($)
Financials 6.3%
Banks 2.9%
Pinnacle Financial Partners, Inc.	5,944	429,811
South State Corp.	4,704	362,913
SVB Financial Group*	742	293,082
Synovus Financial Corp.	11,493	414,323
		1,500,129
Capital Markets 3.1%
FactSet Research Systems, Inc.	1,036	398,414
Lazard Ltd. "A" (a)	13,717	444,568
LPL Financial Holdings, Inc.	2,100	387,408
Moelis & Co. "A"	9,136	359,502
		1,589,892
Consumer Finance 0.3%
Green Dot Corp. "A"*	6,162	154,728
Health Care 21.7%
Biotechnology 6.4%
Apellis Pharmaceuticals, Inc.*	4,251	192,230
Beam Therapeutics, Inc.* (a)	1,093	42,310
Biohaven Pharmaceutical Holding Co., Ltd.*	4,687	682,943
Blueprint Medicines Corp.*	4,684	236,589
Fate Therapeutics, Inc.*	3,846	95,304
Global Blood Therapeutics, Inc.*	4,524	144,542
Insmed, Inc.*	6,610	130,349
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	84,971
Ligand Pharmaceuticals, Inc.*	2,672	238,396
Neurocrine Biosciences, Inc.*	7,085	690,646
Travere Therapeutics, Inc.*	23,478	568,872
Ultragenyx Pharmaceutical, Inc.*	3,057	182,381
		3,289,533
Health Care Equipment & Supplies 3.4%
Axonics, Inc.*	5,613	318,089
BioLife Solutions, Inc.*	8,451	116,708
Globus Medical, Inc. "A"*	4,024	225,907
Haemonetics Corp.*	1,353	88,188
Masimo Corp.*	1,627	212,600
Nevro Corp.*	1,428	62,589
Omnicell, Inc.*	2,300	261,625
Outset Medical, Inc.*	8,674	128,896
STAAR Surgical Co.*	975	69,157
Tandem Diabetes Care, Inc.*	4,219	249,723
		1,733,482
Health Care Providers & Services 8.9%
AMN Healthcare Services, Inc.*	13,141	1,441,699
HealthEquity, Inc.*	3,029	185,950
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

	Shares	Value ($)
ModivCare, Inc.*	7,168	605,696
Molina Healthcare, Inc.*	3,519	983,948
Option Care Health, Inc.*	21,064	585,369
RadNet, Inc.*	44,177	763,378
		4,566,040
Life Sciences Tools & Services 0.4%
Avantor, Inc.*	7,242	225,226
Pharmaceuticals 2.6%
Aclaris Therapeutics, Inc.*	12,953	180,824
ANI Pharmaceuticals, Inc.*	5,965	176,982
Arvinas, Inc.*	2,000	84,180
Intra-Cellular Therapies, Inc.*	3,500	199,780
Pacira BioSciences, Inc.*	11,807	688,348
		1,330,114
Industrials 16.4%
Aerospace & Defense 1.2%
HEICO Corp.	4,476	586,893
Building Products 4.8%
Advanced Drainage Systems, Inc.	3,260	293,628
Allegion PLC	7,499	734,152
Builders FirstSource, Inc.*	17,596	944,906
Masonite International Corp.*	6,705	515,145
		2,487,831
Commercial Services & Supplies 3.0%
MSA Safety, Inc.	2,392	289,599
Tetra Tech, Inc.	4,419	603,414
The Brink's Co.	11,036	669,996
		1,563,009
Construction & Engineering 0.4%
MasTec, Inc.*	3,160	226,446
Electrical Equipment 1.0%
Generac Holdings, Inc.*	1,478	311,237
Plug Power, Inc.*	4,018	66,578
Thermon Group Holdings, Inc.*	9,149	128,544
		506,359
Machinery 0.8%
IDEX Corp.	2,202	399,949
Professional Services 2.2%
Kforce, Inc.	18,625	1,142,458
Trading Companies & Distributors 3.0%
H&E Equipment Services, Inc.	16,406	475,282
Rush Enterprises, Inc. "A"	16,590	799,638
Titan Machinery, Inc.*	11,743	263,160
		1,538,080
Information Technology 25.4%
Communications Equipment 1.3%
Calix, Inc.*	8,844	301,934
Lumentum Holdings, Inc.*	4,772	378,992
		680,926
	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.4%
Advanced Energy Industries, Inc.	12,629	921,664
Cognex Corp.	7,873	334,760
		1,256,424
IT Services 3.5%
Broadridge Financial Solutions, Inc.	5,482	781,459
Maximus, Inc.	8,556	534,836
WEX, Inc.*	2,932	456,102
		1,772,397
Semiconductors & Semiconductor Equipment 6.2%
CMC Materials, Inc.	1,631	284,593
Entegris, Inc.	6,342	584,288
FormFactor, Inc.*	7,627	295,394
Monolithic Power Systems, Inc.	1,547	594,110
Semtech Corp.*	7,632	419,531
SiTime Corp.*	4,087	666,304
Ultra Clean Holdings, Inc.*	10,873	323,689
		3,167,909
Software 12.0%
Aspen Technology, Inc.*	3,737	686,412
Dynatrace, Inc.*	7,679	302,860
Envestnet, Inc.*	9,852	519,890
Five9, Inc.*	12,047	1,097,964
LivePerson, Inc.*	7,263	102,699
Rapid7, Inc.*	6,849	457,513
Tenable Holdings, Inc.*	12,141	551,323
Tyler Technologies, Inc.*	3,276	1,089,204
Varonis Systems, Inc.*	35,677	1,046,050
Workiva, Inc.*	4,958	327,178
		6,181,093
Materials 3.0%
Construction Materials 1.3%
Eagle Materials, Inc.	5,901	648,756
Containers & Packaging 0.7%
Berry Global Group, Inc.*	6,828	373,082
Metals & Mining 1.0%
Cleveland-Cliffs, Inc.*	34,787	534,676
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITs) 2.8%
Americold Realty Trust, Inc.	5,999	180,210
EastGroup Properties, Inc.	2,708	417,926
Essential Properties Realty Trust, Inc.	21,678	465,860
Four Corners Property Trust, Inc.	13,954	371,037
		1,435,033
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Real Estate Management & Development 0.3%
Newmark Group, Inc. "A"	17,392	168,180
Total Common Stocks (Cost $35,851,134)		48,789,556
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (b) (c) (Cost $661,666)	661,666	661,666
Cash Equivalents 5.2%
DWS Central Cash Management Government Fund, 1.36% (b) (Cost $2,710,607)	2,710,607	2,710,607

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $39,223,407)	101.4	52,161,829
Other Assets and Liabilities, Net	(1.4)	(744,644)
Net Assets	100.0	51,417,185
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (b) (c)
2,874,385	—	2,212,719 (d)	—	—	16,900	—	661,666	661,666
Cash Equivalents 5.2%
DWS Central Cash Management Government Fund, 1.36% (b)
950,292	5,386,709	3,626,394	—	—	5,430	—	2,710,607	2,710,607
3,824,677	5,386,709	5,839,113	—	—	22,330	—	3,372,273	3,372,273

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2022 amounted to $633,609, which is 1.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 48,789,556	$ —	$ —	$ 48,789,556
Short-Term Investments (a)	3,372,273	—	—	3,372,273
Total	$52,161,829	$—	$—	$52,161,829

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $35,851,134) — including $633,609 of securities loaned	$ 48,789,556
Investment in DWS Government & Agency Securities Portfolio (cost $661,666)*	661,666
Investment in DWS Central Cash Management Government Fund (cost $2,710,607)	2,710,607
Cash	3,075
Receivable for investments sold	384,274
Receivable for Fund shares sold	610
Dividends receivable	25,996
Interest receivable	8,814
Other assets	589
Total assets	52,585,187
Liabilities
Payable upon return of securities loaned	661,666
Payable for investments purchased	393,735
Payable for Fund shares redeemed	28,074
Accrued management fee	22,174
Accrued Trustees' fees	319
Other accrued expenses and payables	62,034
Total liabilities	1,168,002
Net assets, at value	$51,417,185
Net Assets Consist of
Distributable earnings (loss)	14,934,569
Paid-in capital	36,482,616
Net assets, at value	$51,417,185
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($51,417,185 ÷ 4,351,548 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.82

*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends	$ 156,174
Income distributions — DWS Central Cash Management Government Fund	5,430
Securities lending income, net of borrower rebates	16,900
Total income	178,504
Expenses:
Management fee	169,103
Administration fee	29,824
Services to shareholders	362
Custodian fee	1,508
Audit fee	19,010
Legal fees	7,654
Tax fees	4,158
Reports to shareholders	14,541
Trustees' fees and expenses	2,503
Other	1,962
Total expenses before expense reductions	250,625
Expense reductions	(2,543)
Total expenses after expense reductions	248,082
Net investment income (loss)	(69,578)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,198,514
Foreign currency	(3,943)
2,194,571
Change in net unrealized appreciation (depreciation) on:
Investments	(23,579,364)
Foreign currency	(8)
(23,579,372)
Net gain (loss)	(21,384,801)
Net increase (decrease) in net assets resulting from operations	$(21,454,379)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income (loss)	$ (69,578)	$ (246,837)
Net realized gain (loss)	2,194,571	7,087,492
Change in net unrealized appreciation (depreciation)	(23,579,372)	2,870,407
Net increase (decrease) in net assets resulting from operations	(21,454,379)	9,711,062
Distributions to shareholders:
Class A	(7,059,397)	(3,804,844)
Fund share transactions:
Class A
Proceeds from shares sold	909,460	2,680,334
Reinvestment of distributions	7,059,397	3,804,844
Payments for shares redeemed	(3,348,519)	(10,049,938)
Net increase (decrease) in net assets from Class A share transactions	4,620,338	(3,564,760)
Increase (decrease) in net assets	(23,893,438)	2,341,458
Net assets at beginning of period	75,310,623	72,969,165
Net assets at end of period	$51,417,185	$75,310,623

Other Information
Class A
Shares outstanding at beginning of period	3,990,886	4,186,167
Shares sold	56,601	144,423
Shares issued to shareholders in reinvestment of distributions	527,214	211,028
Shares redeemed	(223,153)	(550,732)
Net increase (decrease) in Class A shares	360,662	(195,281)
Shares outstanding at end of period	4,351,548	3,990,886
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.87	$17.43	$13.66	$12.68	$21.94	$18.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.06)	(.01)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	(5.23)	2.43	4.00	2.73	(1.92)	4.08
Total from investment operations	(5.25)	2.37	3.99	2.74	(1.93)	4.06
Less distributions from:
Net investment income	—	(.01)	(.01)	—	—	(.02)
Net realized gains	(1.80)	(.92)	(.21)	(1.76)	(7.33)	(1.06)
Total distributions	(1.80)	(.93)	(.22)	(1.76)	(7.33)	(1.08)
Net asset value, end of period	$11.82	$18.87	$17.43	$13.66	$12.68	$21.94
Total Return (%)	(28.92)b*	13.84	30.18[b]	22.41[b]	(13.59)[b]	22.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	75	73	64	64	77
Ratio of expenses before expense reductions (%)[c]	.82**	.78	.82	.82	.81	.75
Ratio of expenses after expense reductions (%)[c]	.81**	.78	.81	.81	.80	.75
Ratio of net investment income (loss) (%)	(.23)**	(.33)	(.05)	.11	(.06)	(.08)
Portfolio turnover rate (%)	6*	16	12	10	32	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $39,335,603. The net unrealized appreciation for all investments based on tax cost was $12,826,226. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,269,601 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,443,375.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, the realized tax character on distributions from certain securities and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $3,726,791 and $7,228,729, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million	.525%
Over $1 billion	.500%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.
Effective May 1, 2022 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.82%.
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for Class A are $2,543.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $29,824, of which $4,299 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST“), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC aggregated $242, of which $77 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $341, of which $31 is unpaid.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,272.
D.
Ownership of the Fund
At June 30, 2022, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A
Beginning Account Value 1/1/22	$1,000.00
Ending Account Value 6/30/22	$710.80
Expenses Paid per $1,000*	$3.44
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/22	$1,000.00
Ending Account Value 6/30/22	$1,020.78
Expenses Paid per $1,000*	$4.06

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.81%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

Notes

Notes

VS2SMCG-3 (R-028388-11 8/22)

June 30, 2022
Semiannual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
18	Information About Your Fund's Expenses
19	Liquidity Risk Management
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock's performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance SummaryJune 30, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.85% and 1.22% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,096	$8,485	$11,183	$11,576	$21,002
	Average annual total return	–19.04%	–15.15%	3.80%	2.97%	7.70%
Russell 2500 Value Index	Growth of $10,000	$8,334	$8,681	$11,973	$13,092	$24,863
	Average annual total return	–16.66%	–13.19%	6.19%	5.54%	9.54%
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,083	$8,455	$11,067	$11,370	$20,254
	Average annual total return	–19.17%	–15.45%	3.44%	2.60%	7.31%
Russell 2500 Value Index	Growth of $10,000	$8,334	$8,681	$11,973	$13,092	$24,863
	Average annual total return	–16.66%	–13.19%	6.19%	5.54%	9.54%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/22	12/31/21
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/22	12/31/21
Financials	21%	22%
Industrials	17%	16%
Real Estate	11%	13%
Information Technology	9%	10%
Health Care	8%	8%
Energy	8%	5%
Consumer Discretionary	8%	10%
Materials	7%	6%
Utilities	5%	4%
Consumer Staples	4%	3%
Communication Services	2%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolioas of June 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 2.4%
Diversified Telecommunication Services 0.3%
Liberty Latin America Ltd. "A"*	31,373	244,710
Entertainment 0.3%
Madison Square Garden Sports Corp.*	1,859	280,709
Media 1.4%
Interpublic Group of Companies, Inc.	39,760	1,094,593
Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	20,294	320,442
Consumer Discretionary 7.6%
Auto Components 0.9%
Lear Corp.	5,381	677,414
Automobiles 0.4%
Winnebago Industries, Inc.	6,930	336,521
Diversified Consumer Services 0.4%
Vivint Smart Home, Inc.*	96,627	336,262
Hotels, Restaurants & Leisure 1.5%
Boyd Gaming Corp.	10,704	532,524
International Game Technology PLC	19,871	368,806
Red Rock Resorts, Inc. "A"	8,611	287,263
		1,188,593
Household Durables 2.2%
Beazer Homes U.S.A., Inc.*	25,089	302,824
Mohawk Industries, Inc.*	2,643	327,970
PulteGroup, Inc.	29,095	1,153,035
		1,783,829
Specialty Retail 0.7%
Foot Locker, Inc.	10,718	270,629
TravelCenters of America, Inc.*	7,157	246,702
		517,331
Textiles, Apparel & Luxury Goods 1.5%
Columbia Sportswear Co.	16,694	1,194,956
Consumer Staples 4.0%
Food & Staples Retailing 0.4%
Performance Food Group Co.*	6,533	300,387
Food Products 1.8%
Darling Ingredients, Inc.*	10,608	634,358
Hostess Brands, Inc.*	16,616	352,425
Sanderson Farms, Inc.	2,335	503,263
		1,490,046
Household Products 1.0%
Central Garden & Pet Co.*	18,763	795,927
	Shares	Value ($)
Personal Products 0.8%
Herbalife Nutrition Ltd.*	13,836	282,946
Revlon, Inc. "A"* (a)	64,470	349,428
		632,374
Energy 7.9%
Energy Equipment & Services 1.3%
NexTier Oilfield Solutions, Inc.*	107,725	1,024,465
Oil, Gas & Consumable Fuels 6.6%
Devon Energy Corp.	38,714	2,133,529
HF Sinclair Corp.	12,253	553,345
Kinetik Holdings, Inc. (a)	7,128	243,350
PDC Energy, Inc.	7,559	465,710
Targa Resources Corp.	30,802	1,837,955
		5,233,889
Financials 20.3%
Banks 10.4%
Associated Banc-Corp.	30,045	548,622
BankUnited, Inc.	40,550	1,442,363
Eagle Bancorp., Inc.	28,111	1,332,743
First Financial Corp.	6,410	285,245
First Horizon Corp.	29,685	648,914
Fulton Financial Corp.	21,539	311,239
Hancock Whitney Corp.	26,974	1,195,757
Hilltop Holdings, Inc.	25,784	687,401
Simmons First National Corp. "A"	30,569	649,897
UMB Financial Corp.	14,217	1,224,084
		8,326,265
Capital Markets 0.4%
Evercore, Inc. "A"	3,114	291,502
Consumer Finance 1.2%
Credit Acceptance Corp.* (a)	1,410	667,508
Navient Corp.	24,093	337,061
		1,004,569
Diversified Financial Services 2.3%
A-Mark Precious Metals, Inc.	11,136	359,136
Apollo Global Management, Inc.	5,624	272,652
Cannae Holdings, Inc.*	12,504	241,827
Voya Financial, Inc.	15,823	941,943
		1,815,558
Insurance 5.7%
AMERISAFE, Inc.	9,923	516,095
Assurant, Inc.	9,089	1,571,034
Brown & Brown, Inc.	23,705	1,382,950
Everest Re Group Ltd.	3,840	1,076,275
		4,546,354
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITs) 0.3%
New Residential Investment Corp.	23,054	214,863
Health Care 8.0%
Biotechnology 3.1%
Athenex, Inc.*	837,899	343,036
Gritstone bio, Inc.* (a)	119,645	289,541
Jounce Therapeutics, Inc.*	62,968	190,793
Myriad Genetics, Inc.*	28,066	509,959
Sage Therapeutics, Inc.*	24,674	796,970
Sana Biotechnology, Inc.*	49,776	320,060
		2,450,359
Health Care Equipment & Supplies 0.4%
ICU Medical, Inc.*	1,845	303,300
Health Care Providers & Services 1.7%
Chemed Corp.	1,231	577,819
Molina Healthcare, Inc.*	2,804	784,026
		1,361,845
Life Sciences Tools & Services 1.6%
PerkinElmer, Inc.	6,269	891,577
Syneos Health, Inc.*	5,302	380,047
		1,271,624
Pharmaceuticals 1.2%
Atea Pharmaceuticals, Inc.*	48,482	344,222
NGM Biopharmaceuticals, Inc.*	19,262	246,939
Reata Pharmaceuticals, Inc. "A"*	11,894	361,459
		952,620
Industrials 16.7%
Aerospace & Defense 0.4%
Maxar Technologies, Inc.	12,779	333,404
Air Freight & Logistics 1.1%
Atlas Air Worldwide Holdings, Inc.*	10,887	671,837
GXO Logistics, Inc.*	5,515	238,634
		910,471
Building Products 3.1%
Carlisle Companies, Inc.	9,343	2,229,333
Resideo Technologies, Inc.*	13,293	258,150
		2,487,483
Electrical Equipment 2.3%
Encore Wire Corp.	6,753	701,772
EnerSys	19,390	1,143,234
		1,845,006
Machinery 3.6%
Hillenbrand, Inc.	51,641	2,115,216
Pentair PLC	6,786	310,595
The Manitowoc Co., Inc.*	42,427	446,756
		2,872,567
	Shares	Value ($)
Professional Services 3.2%
Jacobs Engineering Group, Inc.	13,094	1,664,640
ManpowerGroup, Inc.	3,398	259,641
Science Applications International Corp.	6,673	621,257
		2,545,538
Road & Rail 1.0%
Knight-Swift Transportation Holdings, Inc.	10,885	503,867
XPO Logistics, Inc.*	5,515	265,602
		769,469
Trading Companies & Distributors 2.0%
MRC Global, Inc.*	67,641	673,704
NOW, Inc.*	92,675	906,362
		1,580,066
Information Technology 8.8%
Communications Equipment 0.9%
Ciena Corp.*	7,945	363,087
CommScope Holding Co., Inc.*	54,708	334,813
		697,900
Electronic Equipment, Instruments & Components 3.2%
Arlo Technologies, Inc.*	49,915	312,967
Avnet, Inc.	33,437	1,433,778
Itron, Inc.*	9,376	463,456
TD SYNNEX Corp.	3,829	348,822
		2,559,023
IT Services 0.6%
Bread Financial Holdings, Inc.	12,940	479,556
Semiconductors & Semiconductor Equipment 1.7%
Cirrus Logic, Inc.*	11,969	868,231
Ichor Holdings Ltd.*	8,469	220,025
Photronics, Inc.*	14,421	280,921
		1,369,177
Software 2.4%
NCR Corp.*	12,880	400,697
Verint Systems, Inc.*	26,229	1,110,798
Xperi Holding Corp.	26,208	378,181
		1,889,676
Materials 7.1%
Chemicals 3.6%
Amyris, Inc.* (a)	165,272	305,753
Avient Corp.	7,871	315,470
Chemours Co.	20,651	661,245
H.B. Fuller Co.	6,184	372,339
Huntsman Corp.	12,248	347,231
The Mosaic Co.	17,746	838,143
		2,840,181
Containers & Packaging 0.9%
Graphic Packaging Holding Co.	33,885	694,642
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Metals & Mining 2.6%
Cleveland-Cliffs, Inc.*	13,281	204,129
Steel Dynamics, Inc.	28,779	1,903,731
		2,107,860
Real Estate 11.4%
Equity Real Estate Investment Trusts (REITs) 10.7%
BRT Apartments Corp.	18,932	406,849
Duke Realty Corp.	16,051	882,002
Gaming and Leisure Properties, Inc.	32,113	1,472,702
Highwoods Properties, Inc.	27,146	928,122
Iron Mountain, Inc.	8,026	390,786
LXP Industrial Trust	155,012	1,664,829
NexPoint Residential Trust, Inc.	10,300	643,853
SITE Centers Corp.	38,592	519,834
STAG Industrial, Inc.	52,479	1,620,552
		8,529,529
Real Estate Management & Development 0.7%
Kennedy-Wilson Holdings, Inc.	11,176	211,673
Opendoor Technologies Inc.* (a)	64,435	303,489
		515,162
Utilities 5.0%
Electric Utilities 3.4%
IDACORP, Inc.	15,434	1,634,769
Otter Tail Corp.	12,371	830,465
PG&E Corp.*	28,319	282,624
		2,747,858
	Shares	Value ($)
Gas Utilities 1.6%
Northwest Natural Holding Co.	9,452	501,901
UGI Corp.	20,014	772,741
		1,274,642
Total Common Stocks (Cost $72,251,596)		79,040,517
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (b) (c) (Cost $1,898,965)	1,898,965	1,898,965
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 1.36% (b) (Cost $651,112)	651,112	651,112

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $74,801,673)	102.4	81,590,594
Other Assets and Liabilities, Net	(2.4)	(1,930,229)
Net Assets	100.0	79,660,365
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2022	Value ($) at 6/30/2022
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 1.28% (b) (c)
6,453,827	—	4,554,862 (d)	—	—	11,126	—	1,898,965	1,898,965
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 1.36% (b)
663,321	4,772,952	4,785,161	—	—	2,209	—	651,112	651,112
7,117,148	4,772,952	9,340,023	—	—	13,335	—	2,550,077	2,550,077

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2022 amounted to $1,893,386, which is 2.4% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2022.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 79,040,517	$ —	$ —	$ 79,040,517
Short-Term Investments (a)	2,550,077	—	—	2,550,077
Total	$81,590,594	$—	$—	$81,590,594

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities

as of June 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $72,251,596) — including $1,893,386 of securities loaned	$ 79,040,517
Investment in DWS Government & Agency Securities Portfolio (cost $1,898,965)*	1,898,965
Investment in DWS Central Cash Management Government Fund (cost $651,112)	651,112
Cash	10,000
Receivable for Fund shares sold	3,789
Dividends receivable	98,028
Interest receivable	10,128
Other assets	966
Total assets	81,713,505
Liabilities
Payable upon return of securities loaned	1,898,965
Payable for Fund shares redeemed	39,327
Accrued management fee	38,054
Accrued Trustees' fees	774
Other accrued expenses and payables	76,020
Total liabilities	2,053,140
Net assets, at value	$79,660,365
Net Assets Consist of
Distributable earnings (loss)	9,676,942
Paid-in capital	69,983,423
Net assets, at value	$79,660,365
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($63,886,462 ÷ 5,217,896 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.24
Class B
Net Asset Value, offering and redemption price per share ($15,773,903 ÷ 1,286,643 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.26

*	Represents collateral on securities loaned.
Statement of Operations
for the six months ended June 30, 2022 (Unaudited)

Investment Income
Income:
Dividends	$ 885,304
Income distributions — DWS Central Cash Management Government Fund	2,209
Securities lending income, net of borrower rebates	11,126
Total income	898,639
Expenses:
Management fee	300,537
Administration fee	44,849
Services to shareholders	1,165
Record keeping fee (Class B)	11,197
Distribution service fee (Class B)	23,806
Custodian fee	1,358
Professional fees	30,027
Reports to shareholders	16,683
Trustees' fees and expenses	3,733
Other	2,512
Total expenses before expense reductions	435,867
Expense reductions	(16,872)
Total expenses after expense reductions	418,995
Net investment income	479,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,613,566
Change in net unrealized appreciation (depreciation) on investments	(22,286,318)
Net gain (loss)	(19,672,752)
Net increase (decrease) in net assets resulting from operations	$(19,193,108)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 479,644	$ 679,104
Net realized gain (loss)	2,613,566	9,995,060
Change in net unrealized appreciation (depreciation)	(22,286,318)	14,423,979
Net increase (decrease) in net assets resulting from operations	(19,193,108)	25,098,143
Distributions to shareholders:
Class A	(1,631,110)	(986,559)
Class B	(353,137)	(171,519)
Total distributions	(1,984,247)	(1,158,078)
Fund share transactions:
Class A
Proceeds from shares sold	2,026,818	10,833,180
Reinvestment of distributions	1,631,110	986,559
Payments for shares redeemed	(4,677,026)	(19,477,705)
Net increase (decrease) in net assets from Class A share transactions	(1,019,098)	(7,657,966)
Class B
Proceeds from shares sold	628,966	3,370,266
Reinvestment of distributions	353,137	171,519
Payments for shares redeemed	(2,095,804)	(4,132,281)
Net increase (decrease) in net assets from Class B share transactions	(1,113,701)	(590,496)
Increase (decrease) in net assets	(23,310,154)	15,691,603
Net assets at beginning of period	102,970,519	87,278,916
Net assets at end of period	$79,660,365	$102,970,519

Other Information
Class A
Shares outstanding at beginning of period	5,282,801	5,853,631
Shares sold	142,503	758,092
Shares issued to shareholders in reinvestment of distributions	119,671	67,758
Shares redeemed	(327,079)	(1,396,680)
Net increase (decrease) in Class A shares	(64,905)	(570,830)
Shares outstanding at end of period	5,217,896	5,282,801
Class B
Shares outstanding at beginning of period	1,372,395	1,418,467
Shares sold	42,856	230,525
Shares issued to shareholders in reinvestment of distributions	25,852	11,756
Shares redeemed	(154,460)	(288,353)
Net increase (decrease) in Class B shares	(85,752)	(46,072)
Shares outstanding at end of period	1,286,643	1,372,395
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.47	$12.00	$13.83	$12.21	$17.88	$16.65
Income (loss) from investment operations:
Net investment income[a]	.08	.11	.16	.18	.10	.17
Net realized and unrealized gain (loss)	(2.99)	3.54	(.90)	2.53[b]	(2.47)	1.55
Total from investment operations	(2.91)	3.65	(.74)	2.71	(2.37)	1.72
Less distributions from:
Net investment income	(.12)	(.18)	(.16)	(.10)	(.24)	(.12)
Net realized gains	(.20)	—	(.93)	(.99)	(3.06)	(.37)
Total distributions	(.32)	(.18)	(1.09)	(1.09)	(3.30)	(.49)
Net asset value, end of period	$12.24	$15.47	$12.00	$13.83	$12.21	$17.88
Total Return (%)[c]	(19.04)*	30.50	(1.80)	22.76[b]	(16.01)	10.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	82	70	78	70	96
Ratio of expenses before expense reductions (%)[d]	.87**	.85	.88	.88	.87	.83
Ratio of expenses after expense reductions (%)[d]	.83**	.83	.82	.83	.81	.83
Ratio of net investment income (%)	1.12**	.76	1.57	1.35	.65	.98
Portfolio turnover rate (%)	17*	32	43	55	64	35

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

DWS Small Mid Cap Value VIP — Class B
	Six Months Ended 6/30/22	Years Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.46	$11.99	$13.82	$12.20	$17.86	$16.63
Income (loss) from investment operations:
Net investment income[a]	.05	.06	.13	.13	.05	.11
Net realized and unrealized gain (loss)	(2.99)	3.53	(.90)	2.53[b]	(2.48)	1.55
Total from investment operations	(2.94)	3.59	(.77)	2.66	(2.43)	1.66
Less distributions from:
Net investment income	(.06)	(.12)	(.13)	(.05)	(.17)	(.06)
Net realized gains	(.20)	—	(.93)	(.99)	(3.06)	(.37)
Total distributions	(.26)	(.12)	(1.06)	(1.04)	(3.23)	(.43)
Net asset value, end of period	$12.26	$15.46	$11.99	$13.82	$12.20	$17.86
Total Return (%)[c]	(19.17)*	30.04	(2.18)	22.32[b]	(16.32)	10.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	21	17	17	15	19
Ratio of expenses before expense reductions (%)[d]	1.24**	1.22	1.25	1.25	1.24	1.19
Ratio of expenses after expense reductions (%)[d]	1.20**	1.20	1.19	1.19	1.16	1.19
Ratio of net investment income (%)	.74**	.40	1.21	.99	.30	.65
Portfolio turnover rate (%)	17*	32	43	55	64	35

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At June 30, 2022, the aggregate cost of investments for federal income tax purposes was $74,994,919. The net unrealized appreciation for all investments based on tax cost was $6,595,675. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $15,267,770 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $8,672,095.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $15,789,627 and $19,432,364, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%
Accordingly, for the six months ended June 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class B	1.20%
For the six months ended June 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 13,406
Class B	3,466
$ 16,872
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2022, the Administration Fee was $44,849, of which $6,754 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2022
Class A	$ 432	$ 138
Class B	341	104
	$ 773	$ 242
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2022, the Distribution Service Fee aggregated $23,806, of which $3,561 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $504, of which $31 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At June 30, 2022, one participating insurance company was owner of record of 10% or more of the total

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

outstanding Class A shares of the Fund, owning 68%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 25%, 18%, 16% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2022.
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 17

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2022 to June 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 809.60	$ 808.30
Expenses Paid per $1,000*	$ 3.72	$ 5.38
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/22	$ 1,020.68	$ 1,018.84
Expenses Paid per $1,000*	$ 4.16	$ 6.01

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.83%	1.20%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes

VS2SMCV-3 (R-028381-11 8/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/15/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/15/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/15/2022